UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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FIRST DEFIANCE FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on

April 24, 2018

and

PROXY STATEMENT

PROXY STATEMENT

601 Clinton Street

      Defiance, Ohio 43512

2018 ANNUAL MEETING OF SHAREHOLDERS

April 24, 2018

GENERAL

This Proxy Statement is being furnished to shareholders of First Defiance Financial Corp. (“First Defiance,” “FDEF,” the “Company,” “we,” “us,” “our”). Our Board of Directors (the “Board”) is soliciting proxies to be used at our 2018 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, April 24, 2018 at 1:00 p.m., Eastern Time, and at any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. The Annual Meeting will be an entirely virtual meeting. That means you can attend the Annual Meeting online, vote your shares electronically and submit questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/fdef2018. Be sure to have your 12-Digit Control Number to enter the Annual Meeting. We began mailing and electronically distributing, as applicable, this Proxy Statement to the shareholders of First Defiance on or about March 12, 2018.

Our policy is to send a single Notice of Internet Availability of Proxy Materials to multiple shareholders of record that share the same address, unless we receive instructions to the contrary. However, each shareholder of record will continue to receive a separate proxy card. This practice, known as “householding,” is designed to reduce our printing and postage costs. If you wish to receive a separate Notice of Internet Availability of Proxy Materials, you may request it by writing to us at the above address. If you wish to discontinue householding entirely, you may contact Broadridge Financial Solutions, Inc. at 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.  If you receive multiple copies of the Notice of Internet Availability of Proxy Materials, you may request householding by contacting Broadridge Financial Solutions as noted above. If your shares are held in street name through a bank, broker or other holder of record, you may request householding by contacting that bank, broker or other holder of record.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 24, 2018

The Proxy Statement for the 2018 Annual Meeting of Shareholders and the 2017 Annual Report to Shareholders, which includes the Form 10-K for the year ended December 31, 2017, are both available at www.proxyvote.com using your 12-Digit Control Number and may also be obtained upon written request to First Defiance Financial Corp., Danielle R. Figley, Secretary, 601 Clinton Street, Defiance, Ohio 43512.

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ATTENDING THE ANNUAL MEETING

We will be hosting the Annual Meeting live via the Internet. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Any shareholder can attend the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/fdef2018.

•	Webcast starts at 1:00 p.m., Eastern Time.

•	Shareholders may vote and submit questions while attending the Annual Meeting on the Internet.

•	Please have your 12-Digit Control Number to enter the Annual Meeting.

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/fdef2018.

•	Questions regarding how to attend and participate via the Internet may be answered by calling 1-855-449-0991 on the day before the Annual Meeting or the day of the Annual Meeting.

•	Webcast replay of the Annual Meeting will be available until April 25, 2019.

PROXIES

Your proxy, if properly submitted and not revoked prior to its use, will be voted in accordance with the instructions you give. Properly submitted proxies that do not contain voting instructions and that are not “broker non-votes” will be voted (1) FOR the director nominees identified in Proposal 1 herein, (2) FOR the approval of our executive compensation, (3) FOR the approval of the First Defiance Financial Corp. 2018 Equity Incentive Plan, (4) FOR the amendment to the Company’s Articles of Incorporation to remove the supermajority voting standard for amendments to our Code of Regulations (the implementation of which is conditioned upon the approval of Proposal 5), (5) FOR the amendment to the Company’s Code of Regulations to remove the supermajority voting standard for amendments to our Code of Regulations (the implementation of which is conditioned upon the approval of Proposal 4), (6) FOR the amendment to the Company’s Articles of Incorporation to remove the supermajority voting standard for amendments to our Articles of Incorporation, (7) FOR the amendment to the Company’s Articles of Incorporation to remove the supermajority voting standard for approval of certain business combinations, (8) FOR the ratification of the appointment of Crowe Horwath LLP as our independent registered public accounting firm for 2018 and (9) in accordance with the best judgment of the persons appointed as proxies upon the transaction of such other business as may properly come before the Annual Meeting. You may revoke your proxy at any time before it is exercised by (i) filing written notice of revocation to be received prior to voting at the Annual Meeting with our Secretary, Danielle R. Figley, at 601 Clinton Street, Defiance, Ohio 43512; (ii) submitting a valid proxy bearing a later date that is received prior to voting at the Annual Meeting; or (iii) attending the Annual Meeting online and giving notice of revocation to the Secretary. Attending the Annual Meeting will not, by itself, revoke a previously given proxy. The proxies we are soliciting will only be exercised at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

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VOTING RIGHTS

Only our shareholders of record at the close of business on February 23, 2018 (the “Voting Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. On the Voting Record Date, there were 10,182,308 common shares issued and outstanding. We have no other class of equity securities outstanding that are entitled to vote at the Annual Meeting.

The presence, either in person or by proxy, of at least a majority of our outstanding shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted in determining the presence of a quorum.

REQUIRED VOTE

You are entitled to cast one vote for each share owned. Below are specifics regarding the vote requirement for each proposal:

For Proposal 1, the election of directors at the Annual Meeting, director nominees may be elected by a plurality of the votes cast. Our Articles of Incorporation do not permit shareholders to cumulate votes in the election of directors. Abstentions and broker non-votes will not affect the plurality vote required to elect directors.

Proposal 2 to approve our executive compensation and Proposal 8 to ratify the appointment of Crowe Horwath each require that the number of votes cast in favor of the proposal exceed the number of votes cast against it. Because abstentions will not be counted as votes cast at the Annual Meeting, they will not affect either of these proposals. Similarly, broker non-votes will not affect the proposal regarding executive compensation.

Proposal 3 to approve the First Defiance Financial Corp. 2018 Equity Incentive Plan requires that the number of votes cast in favor of this proposal exceed the number of votes cast against it. Abstentions will not be counted as votes cast at the Annual Meeting and, therefore, will not affect this proposal. Broker non-votes will also not affect this proposal.

Proposals 4, 6 and 7 to amend the Company’s Articles of Incorporation to remove the supermajority voting standards for, respectively, amendments to our Code of Regulations, amendments to our Articles of Incorporation and approval of certain business combinations must be approved by at least 75% of the votes entitled to be cast at the Annual Meeting. Abstentions and broker non-votes will be counted as votes “AGAINST” each of these proposals. In addition, Proposal 4 may only be approved if the corresponding amendment in Proposal 5 also receives shareholder approval.

Proposal 5 to amend the Company’s Code of Regulations to remove the supermajority voting standard for amendments to our Code of Regulations must be approved by at least two-thirds of the votes entitled to be cast at the Annual Meeting. Abstentions and broker non-votes will be counted as votes “AGAINST” this proposal. In addition, Proposal 5 may only be approved if the corresponding amendment in Proposal 4 also receives shareholder approval.

Because the proposals to approve our executive compensation and ratify the appointment of Crowe Horwath as our independent registered public accounting firm are advisory, they will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the executive compensation vote when considering future executive compensation arrangements. Further, if the appointment of Crowe Horwath is not ratified by the shareholders, the Audit Committee may re-consider its selection of Crowe Horwath as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

Proposals 1-7 are not “discretionary” items. If your shares are held in “street name,” you must provide instructions to your brokerage firm in order to cast a vote on these proposals. The ratification of the appointment of Crowe Horwath is considered a “discretionary” item, so your brokerage firm may vote in its discretion on your behalf if you do not furnish voting instructions.

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PROPOSAL 1

Election of Directors

Composition of the Board

Currently, the Board consists of 13 directors and is divided into three classes, with two of the classes having four members and one class having five members. The directors are elected by class to serve a three-year term. The terms of the three classes expire at successive annual meetings so that the shareholders elect one class of directors at each annual meeting.

The current composition of the Board is:

Directors whose terms expire at the Annual Meeting:	Robert E. Beach
Douglas A. Burgei
Donald P. Hileman
Samuel S. Strausbaugh

Directors whose terms expire at the 2019 annual meeting:	John L. Bookmyer
Terri A. Bettinger
Thomas K. Herman
Thomas A. Reineke
William J. Small

Directors whose terms expire at the 2020 annual meeting:	Jean A. Hubbard
Barbara A. Mitzel
Charles D. Niehaus
Mark A. Robison

Effective as of January 4, 2018, Ms. Bettinger, Mr. Herman and Mr. Robison were appointed to the First Defiance Board of Directors by a unanimous vote of the Board to fill the vacancies created by the retirement of Stephen L. Boomer on December 31, 2017 and an increase in the size of the Board to 13 directors. The Board appointed Ms. Bettinger and Mr. Herman to fill the vacancies in the class of directors with a term expiring at the 2019 annual meeting and Mr. Robison to fill a vacancy in the class of directors with a term expiring at the 2020 annual meeting.

We will elect four directors at the Annual Meeting. The director nominees standing for election at the Annual Meeting are Mr. Beach, Mr. Burgei, Mr. Hileman and Mr. Strausbaugh. Those nominees elected to the Board at the Annual Meeting will serve until our annual meeting in 2021, and until each such person’s successor is duly elected and qualified. If any of the four nominees should become unable or unwilling to stand for election at the Annual Meeting, the persons named on the proxy card as proxies may vote for other person(s) selected by the Board. We have no reason to believe that any of the director nominees for election named in this Proposal 1 will be unable or unwilling to serve. Each director nominee has consented to act as a director if elected.

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The Board has determined that each of Terri A. Bettinger, John L. Bookmyer, Douglas A. Burgei, Thomas K. Herman, Jean A. Hubbard, Barbara A. Mitzel, Charles D. Niehaus, Thomas A. Reineke, Mark A. Robison and Samuel S. Strausbaugh is “independent” under the rules of The NASDAQ Stock Market LLC (“NASDAQ”). In assessing the independence of directors and the director nominees, the Board considered the business relationships between First Defiance and its directors or their affiliated businesses, other than ordinary banking relationships. Where business relationships other than ordinary banking relationships existed, including those disclosed under “Related Person Transactions” below, the Board determined that none of the relationships between First Defiance and their affiliated businesses impaired the directors’ or director nominees’ independence because the amounts involved were immaterial to the directors or to those businesses when compared to their annual income or gross revenues. Although William J. Small and Robert E. Beach are each “independent” under the rules of NASDAQ, the Board has determined Mr. Beach is not “independent” due to his prior position as President and CEO of Commercial Bancshares, Inc., which was acquired by the Company on February 24, 2017, and Mr. Small is not “independent” due to his prior position with the Company and First Federal.

Your Board Recommends That You
Vote FOR The Four Nominees Listed Below.

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Nominees for Election at this Annual Meeting:

Robert E. Beach	Age:	66

	Director Since:	2017

	Business Experience and Specific Qualifications:	Past President and CEO of Commercial Bancshares, Inc. and The Commercial Savings Bank since November 2007; Director of Commercial Bancshares, Inc. since 2007; Area President of Key Bank in Findlay, Ohio for approximately 10 years before his retirement in October 2007. Mr. Beach offers valuable expertise and leadership from his 30 years of management experience in the banking industry, including as a senior executive and as a director.

Douglas A. Burgei	Age:	63

	Director Since:	1995

	Business Experience and Specific Qualifications:	Veterinarian and co-owner of Napoleon Veterinary Clinic in Napoleon, Ohio since 1978; Co-owner of PetVet/Pampered Pets Bed & Biscuit in Napoleon, Ohio since 2003 and Ft. Wayne, Indiana since 2006. Dr. Burgei possesses a diverse entrepreneurial background with his multiple successful business ventures. His perspective as a business owner brings great value to the Board.

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Donald P. Hileman	Age:	65

	Director Since:	2013

	Business Experience and Specific Qualifications:	President and CEO of First Defiance since January 1, 2014 and First Federal since January 1, 2015; Executive Vice President and Chief Financial Officer of First Defiance and First Federal from 2009 through 2013; Interim Chief Financial Officer from October 2008 to March 2009; CEO of First Insurance since 2007. Prior to joining First Defiance, Mr. Hileman was Corporate Controller of Sky Financial Group, Inc. for 12 years. Mr. Hileman brings valuable experience and expertise to the Board from his work within financial institutions, as well as his knowledge and familiarity with First Defiance and its subsidiaries.

Samuel S. Strausbaugh	Age:	54

	Director Since:	2006

	Business Experience and Specific Qualifications:	President, CEO and CFO of JB & Company, Inc. from 2011 to 2017; Former Co-President of Defiance Metal Products in Defiance, Ohio from September 2006 to November 2011; CFO of Defiance Metal Products from November 1998 to July 2006. Mr. Strausbaugh has important tactical and strategic skills that he has developed in management and executive positions with JB & Company and Defiance Metal. His experience with a growing company helps to inform the Board of Directors when considering future business opportunities.

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Continuing Directors With Terms Expiring at the 2019 Annual Meeting:

John L. Bookmyer	Age:	53

	Director Since:	2005

	Business Experience and Specific Qualifications:	CEO of Pain Management Group in Findlay, Ohio since January 2009; Former Chief Operating Officer of Blanchard Valley Health System in Findlay, Ohio from August 1995 until December 2008. Mr. Bookmyer is a Certified Public Accountant in Ohio and has extensive experience in oversight, leadership and financial matters from his roles at all entities. He is also very familiar with the needs of the region through his interactions with community hospitals and businesses.

Terri A. Bettinger	Age:	50

	Director Since:	January 4, 2018

	Business Experience and Specific Qualifications:	Chief Information Officer of Franklin County Data Center in Columbus, Ohio from February 2015 to October 2017. Prior to that time, Ms. Bettinger led North America Fund Services Technology for the Global Financial Services Group at Citigroup Inc. from April 2009 to February 2015. Ms. Bettinger spent 20 years in the banking and financial services industry, and her successful career in the delivery of valuable technology solutions provides beneficial knowledge to the Board in the area of technological growth and innovation.

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Thomas A. Reineke	Age:	58

	Director Since:	2016

	Business Experience and Specific Qualifications:	President and CEO of Reineke Family Dealerships since 2009. Mr. Reineke brings to the Board valuable perspective from decades of strong leadership and dedication to the community that helped fuel the impressive and consistent growth of his family's business across Northwest Ohio.

William J. Small	Age:	67

	Director Since:	1998

	Business Experience and Specific Qualifications:	Chairman, President and CEO of First Defiance and Chairman of First Federal from 1999 through December 2013; Chief Executive Officer of First Federal from 1999 until December 2008. Mr. Small understands both the challenges and opportunities facing First Defiance as well as the details of current operations and finances. The Board benefits greatly from his extensive knowledge and familiarity with the Company.

Thomas K. Herman	Age:	46

	Director Since:	January 4, 2018

	Business Experience and Specific Qualifications:	Co-Founder, President and CEO of Aptera Software Inc., a technology and digital marketing firm, headquartered in Fort Wayne, Indiana since its formation in 2003 and since 2013, Co-Owner of three SkyZone Indoor Trampoline Park franchises respectively located in Fort Wayne, Indiana; Toledo, Ohio; and Mishawaka, Indiana. Mr. Herman brings valuable expertise from 20 years of entrepreneurship in the area of technology, digital marketing and sales strategy. Additionally, his experience in leadership, team building and creating a winning culture adds tremendous insight to the Board.

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Continuing Directors With Terms Expiring at the 2020 Annual Meeting:

Jean A. Hubbard	Age:	59

	Director Since:	2008

	Business Experience and Specific Qualifications:	Corporate Treasurer and Business Manager of The Hubbard Company in Defiance, Ohio since 2003; Senior Vice President and Human Resource Director, Rurban Financial Corp., from 1990 to 2003. Ms. Hubbard offers financial and business expertise through her work as corporate treasurer. Ms. Hubbard also provides the Board with insight regarding employee and human resource issues from her experience at Rurban Financial Corp.

Barbara A. Mitzel	Age:	65

	Director Since:	2008

	Business Experience and Specific Qualifications:	Director of Public Affairs for Consumers Energy in Adrian, Michigan from June 2015 to June 2017; Area Manager for Consumers Energy from 2000 until June 2015; City Commissioner in Adrian, Michigan, from November 1999 until September 2008. Ms. Mitzel is able to provide insight and knowledge of the southeast Michigan market. Her experience with economic development and government and community relations in Michigan is very beneficial to the Board in understanding the concerns of potential customers.

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Charles D. Niehaus	Age:	58

	Director Since:	2014

	Business Experience and Specific Qualifications:	Member and Managing Partner of Niehaus Wise & Kalas Ltd, Attorneys at Law, in Toledo, Ohio since 2007. Mr. Niehaus has provided legal representation to corporate and business clients for over twenty-five years on a wide range of business issues including the representation of financial institutions in formation, acquisitions, shareholder matters, commercial lending, bank litigation and regulatory compliance. He brings extensive experience in the legal and financial services areas and provides valuable guidance and insight with respect to strategy and compliance.

Mark A. Robison	Age:	53

	Director Since:	January 4, 2018

	Business Experience and Specific Qualifications:	President of Brotherhood Mutual Insurance Company headquartered in Fort Wayne, Indiana since 2007 and Chairman of the Board of Brotherhood Mutual Insurance Company since 2009. Prior to his promotion to President of Brotherhood Mutual Insurance Company, Mr. Robison served in various positions at Brotherhood Mutual since 1997, including as Assistant Vice President of Finance. As a successful leader of a national company, Mr. Robison adds valuable leadership experience to the Board.

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Board Leadership Structure

Since his appointment as President and CEO in 1999, William J. Small has served as Chairman of the Board of Directors. Upon Mr. Small’s retirement in 2013, he retained the position of Chairman and Donald P. Hileman became our President and CEO. This marked the first time in over a decade that these positions had been split. The Board decided it was time to divide these roles because, by doing so, they could continue to benefit from Mr. Small’s experience in a leadership role, and his in-depth familiarity with our hiring and operations.

The Board is aware that one of its responsibilities is to oversee our management and make performance, risk and compensation-related decisions regarding management. In order to appropriately balance the Board’s focus on strategic development with its management oversight responsibilities, the Board created the position of Lead Independent Director. On January 4, 2018, John L. Bookmyer was appointed by the Board as Lead Independent Director following Stephen L. Boomer’s retirement from this position on December 31, 2017. As Lead Independent Director, Mr. Bookmyer is a permanent member of the Board’s Executive Committee and presides over executive sessions of the Board, which are attended only by non-management directors. In addition, Mr. Bookmyer is an active liaison between management and our non-management directors and with individual non-management directors concerning recent developments affecting us. Through the role of an active, engaged Lead Independent Director, the Board believes that its leadership structure is appropriately balanced between promoting our strategic development with the Board’s management oversight function. The Board also believes that its leadership structure has created an environment of open, efficient communication between the Board and management, enabling the Board to maintain an active, informed role in risk management by being able to monitor and oversee those matters that may present significant risks to us. The Board intends to maintain the Lead Independent Director position until such time as Mr. Small would qualify as an independent director or an Independent Chairman is appointed.

Board Committees

The Board has five standing committees: Audit, Corporate Governance, Compensation, Executive and Risk. The current members of our standing committees are named below:

Audit	Governance and Nominating	Compensation	Executive	Risk Committee
J.L. Bookmyer#**	T.A. Reineke#	S.S. Strausbaugh#	W.J. Small#	J.A. Hubbard#
M.A. Robison	B.A. Mitzel	D.A. Burgei	D.A. Burgei***	D.P. Hileman
J.A. Hubbard	D.A. Burgei##	J.L. Bookmyer	T.K. Herman***	S.S. Strausbaugh
S.S. Strausbaugh##	C.D. Niehaus	J.A. Hubbard##	S.S. Strausbaugh***	C.D. Niehaus##
C.D. Niehaus	T.K. Herman	T.A. Bettinger	J.L. Bookmyer**	W.J. Small
T.A. Bettinger	M.A. Robison		J.A. Hubbard***	T.K. Herman
			B.A. Mitzel***	R.E. Beach
			C.D. Niehaus***	T.A. Bettinger
D.P. Hileman
T.A. Reineke***
T.A. Bettinger ***
M.A. Robison***
R.E. Beach***

# - Chairperson

## Vice Chairperson

** - Lead Independent Director

*** -Denotes Rotating Service

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The Audit Committee is responsible for: (i) the appointment of our independent registered public accounting firm; (ii) review of the external audit plan and the results of the auditing engagement; (iii) review of the internal audit plan and results of the internal audits; (iv) review of reports issued by our Compliance Officer; (v) review of the effectiveness of our system of internal control, including review of the process used by management to evaluate the effectiveness of the system of internal control; and (vi) oversight of our accounting and financial reporting practices. The Audit Committee has adopted a written charter setting forth these responsibilities, a copy of which is posted on our website at http://www.fdef.com under the link “Governance Documents.” The Board has determined that John L. Bookmyer and Samuel S. Strausbaugh each have the attributes listed in the definition of “audit committee financial expert” set forth in Item 407(d)(5)(ii) of Regulation S-K and in the NASDAQ listing requirements. All of the Audit Committee members are considered “independent” for purposes of NASDAQ listing requirements and meet the NASDAQ standards for financial sophistication. The Audit Committee met five times in 2017.

The Governance and Nominating Committee was established by the Board to ensure that the Board is appropriately constituted and conducts its affairs in a manner that will best serve the Company’s interests and those of our shareholders. Specific duties of the Committee include administering our conflict of interest policy/code of ethics, monitoring the Board’s continuing education and self-assessment process, nominating directors to the Board, and conducting an annual assessment of the Board as a whole, including an assessment of Board composition and committee assignments. The Governance and Nominating Committee develops, with management, the materials discussed and presented at the board strategic planning meeting. The Governance and Nominating Committee maintains a robust process for succession planning for the CEO as well as for other executive-level positions. The Governance and Nominating Committee maintains both an emergency plan and a long-range succession plan. The plans are reviewed at least annually by the Governance Committee. The Governance and Nominating Committee has adopted a written charter setting forth its responsibilities, a copy of which is posted on our website at http://www.fdef.com under the link “Governance Documents.” The Governance and Nominating Committee met four times in 2017.

The Governance and Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, having business experience, and exhibiting high moral character. Although the Committee does not have a formal diversity policy in place, the Committee seeks to promote a diverse set of viewpoints and business experience in the Board’s membership. The Committee retains the right to modify these minimum qualifications from time to time as circumstances dictate. The Committee has a general process for choosing nominees, which process considers both incumbent directors and new candidates. In evaluating an incumbent director whose term of office is set to expire, the Committee reviews such director’s overall service to us during his or her term, including attendance at meetings, participation and quality of performance. If the Committee chooses to evaluate new director candidates, the Committee uses its network of contacts to compile a list of potential candidates. Then, the Committee determines whether such candidates are independent, which determination is based upon applicable securities laws. Finally, the Committee meets to discuss and consider all candidates’ qualifications and then chooses those candidates who will be proposed as director nominees to the full Board. The Governance and Nominating Committee considers the following criteria in proposing director nominees to the full Board: (1) independence; (2) high personal and professional ethics and integrity; (3) ability to devote sufficient time to fulfilling duties as a director; (4) impact on diversity of the Board, including skills and other factors relevant to our business; and (5) overall experience in business, education, and other factors relevant to our business.

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Our shareholders may also make nominations for candidates for director to the Governance and Nominating Committee, provided that notice of such nomination is given in writing to our Secretary not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of shareholders. The notice must set forth the name, age, business address and residence address (if available) of the nominee and the number of shares that are beneficially owned by the nominee. Also, the shareholder making the nomination must promptly provide any other information reasonably requested by the Governance and Nominating Committee. This Committee does not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, when evaluating a candidate who was recommended by a shareholder. No director nominations were received from shareholders for the election of directors at the Annual Meeting.

The Compensation Committee is responsible for overseeing our compensation programs, including base salaries, long-term incentive compensation, equity-based compensation, perquisites and benefit plans. The Committee also administers the process for evaluating our Chief Executive Officer and recommends to the Board the compensation for directors (including committee member and committee chair’s fees, equity-based awards and other similar items, as appropriate). The Committee uses the services of an independent executive compensation consulting firm, Pay Governance, to fulfill its responsibilities for evaluating and establishing the compensation program for the Company’s executive officers. In 2017, the Committee engaged Pay Governance to review and analyze our executive compensation program, including salaries for our directors, CEO, CFO, Chief Risk Officer and Community Banking President/Chief Lending Officer of First Federal, to provide a study of comparative compensation data derived from the Company’s peer group and to advise the Committee on developing governance trends among such peer group. Pay Governance reports directly to the Compensation Committee and serves at the discretion of the Committee, although the CEO has consulted directly with Pay Governance regarding the compensation of executives among our peer group in recommending 2017 salaries for our remaining executive officers. The Committee has the sole authority to appoint, compensate and oversee Pay Governance, including responsibility for evaluating Pay Governance’s independence and establishing its fees and retention terms. In retaining Pay Governance for fiscal year 2017, the Committee assessed Pay Governance’s independence pursuant to the applicable rules of the Securities and Exchange Commission and determined that Pay Governance’s services for the Compensation Committee did not raise any conflict of interest. In addition, Pay Governance did not provide any additional services to the Company other than the services to the Compensation Committee in fiscal year 2017. Further description of the Compensation Committee’s responsibilities and the role of Pay Governance in determining executive compensation is set forth under “Compensation Discussion and Analysis” below. The Compensation Committee has adopted a written charter setting forth its responsibilities, a copy of which is posted at http://www.fdef.com under the link “Governance Documents.” All of the Compensation Committee members are considered “independent” for purposes of NASDAQ listing requirements. The Compensation Committee met three times in 2017.

The Executive Committee generally has the power and authority to act on behalf of the Board between scheduled meetings unless specific Board action is required or unless otherwise restricted by our Articles of Incorporation or Code of Regulations or by action of the Board. As Chairman of the Board, Mr. Small serves as Chairman of the Executive Committee. Mr. Small, Mr. Bookmyer and Mr. Hileman serve as permanent members. The remaining directors serve on the Executive Committee on a rotating basis during the year. The Executive Committee did not meet during 2017.

The Risk Committee was established by the Board of Directors to assist the Board in fulfilling its oversight responsibilities with regard to the risk appetite of the Company and the risk management and compliance framework and the governance structure that support the Company. The Risk Committee has adopted a written charter setting forth these responsibilities, a copy of which is posted on the Company’s website at http://www.fdef.com under the link “Governance Documents.” The Risk Committee met four times during 2017.

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Compensation Committee Interlocks and Insider Participation

Mr. Bookmyer, Ms. Hubbard, Mr. Boomer and Mr. Strausbaugh served on the Compensation Committee during 2017. There were no Compensation Committee interlocks or insider (employee) participation during 2017.

Board and Board Committee Meetings

Our Board holds regular meetings each quarter. First Federal’s Board of Directors meets twice each quarter. Special meetings of the Boards are held from time to time as needed. There were five meetings of the Board of Directors of First Defiance and eight meetings of the Board of Directors of First Federal held during 2017. All of our directors attended at least 75% of the total number of meetings of the Board of Directors of First Defiance or First Federal, as applicable, and meetings held by all committees of the Board on which the director served during 2017.

Neither the Board nor the Corporate Governance Committee has implemented a formal policy regarding director attendance at our annual shareholder meetings. In 2017, all eleven of our then incumbent directors attended the annual meeting.

Non-management directors met two times in executive session in 2017.

Director Compensation

The table below provides information concerning our director compensation for the fiscal year ended December 31, 2017. Employee directors are not paid for Board service. Each non-employee director received an annual retainer of $31,000 in 2017, except that the non-employee Chairman received a retainer of $56,000 and the Lead Independent Director received a retainer of $34,000. The Company pays directors $10,000 of the annual retainer in First Defiance stock and the remainder in cash. The Company uses a 20 day average stock price when calculating the number of shares to be issued. Committee chairs received an additional annual retainer as follows: (1) Audit Committee – $5,000; (2) Compensation Committee – $5,000; (3) Risk Committee – $5,000; and (4) Corporate Governance Committee – $3,500. In addition, each non-employee director received $750 for each board meeting attended for either First Defiance or First Federal. Mr. Small and Mr. Burgei are also directors of First Insurance Group of the Midwest, Inc., and they received $500 for each First Insurance board meeting attended. Non-employee directors also received compensation for each committee meeting attended as follows: (1) Audit Committee – $500; (2) Compensation Committee – $500; (3) Executive or First Federal Executive Loan Committee meetings – $200; and (4) other First Defiance and First Federal Board committees – $500.

Our directors may defer their retainer and/or meeting fees payable to them under the First Defiance Deferred Compensation Plan. The returns on the amounts deferred are dependent on the investment elections made by the director. The directors’ choices include a number of mutual funds and an account of our common shares. Returns under the plan are calculated to mirror these elections. Because these earnings are denominated in our shares or mutual fund equivalents, such earnings are not considered to be preferential or above market and are not reported in the table below. Also, no director received perquisites or personal benefits with an aggregate value exceeding $10,000.

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The Board has set ownership guidelines for the Board and executive management. The guideline for each Board member is ownership equal to a value of 5 times the annual retainer of $31,000 in shares of First Defiance. The Company allows for the payment of directors fees in either cash or stock at the election of the individual director.

2017 Director Compensation

Director	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(b)	Total ($)
Bookmyer, John L.	$41,750	$10,239	$51,989
Boomer, Stephen L.	$50,450	$10,239	$60,689
Burgei, Douglas A.	$35,400	$10,239	$45,639
Hubbard, Jean A.	$43,650	$10,239	$53,889
Mitzel, Barbara A.	$37,250	$10,239	$47,489
Strausbaugh, Samuel S.	$43,750	$10,239	$53,989
Niehaus, Charles D.	$38,250	$10,239	$48,489
Small, William J.	$63,950	$10,239	$74,189
Reineke, Thomas A.	$36,250	$10,239	$46,489
Beach, Robert E.	$32,400	$8,532	$40,932

(a)	The following directors elected to have a portion of the fees reported in this column paid in FDEF shares instead of cash: Mr. Niehaus - 723 shares were awarded instead of $37,495; and Mr. Reineke – 689 shares were awarded instead of $35,907.

(b)	During 2017, each non-employee director who was a director as of May 9, 2017 was granted an award of unrestricted shares on such date. The amounts reported for such awards in this column represent the aggregate grant date fair value of the shares granted to each non-employee computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (“FASB ASC Topic 718”) using the closing price of the FDEF common stock on the award date.

Communication with Directors

The Board has adopted a process by which shareholders may communicate with the directors. Any shareholder wishing to do so may write to the Board at our principal business address – 601 Clinton St., Defiance, Ohio 43512. Any shareholder communication so addressed will be delivered unopened to the director or a member of the group of directors to whom it is addressed, or to the Chairman if addressed to the Board.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines as a framework to assist the Board in exercising its responsibilities. These Guidelines address expectations of the Board in performing its duties and reflect its ongoing efforts to enhance its effectiveness and corporate governance. These Guidelines will be periodically reviewed and modified as deemed appropriate by the Board. The Guidelines can be found on the Company’s website at http://www.fdef.com under the link “Governance Documents.”

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Board’s Role in Strategic Planning

Our Board has the legal responsibility for overseeing our affairs and, thus, an obligation to keep informed about our business and strategies. This involvement enables the Board to provide guidance to management in formulating and developing plans and to exercise independently its decision-making authority on matters of importance to us. Acting as a full Board and through its standing committees, the Board is fully involved in our strategic planning process.

Each year, typically in September, senior management and the Board hold an extended meeting to focus on corporate strategy. This session involves presentations from management and input from the directors regarding the assumptions, priorities and strategies that will form the basis for management’s operating plan and strategy for the coming year. At subsequent meetings, the Board continues to review our progress against the strategic plan and to exercise oversight and decision-making authority regarding strategic areas of importance and revise the strategic plan as necessary. The role the Board plays is inextricably linked to the development and review of our strategic plan. Through these procedures, the Board, consistent with good corporate governance practices, encourages our long-term success by exercising sound and independent business judgment on the strategic issues that are important to our business.

Board’s Role in Risk Oversight

The Board’s function of overseeing risk is handled primarily by the Risk Committee. The Chief Risk Officer works with management as well as internal and external auditors to determine and evaluate significant risks that we may be taking and communicates those findings directly to the Risk Committee. The Risk Committee is focused on identifying, quantifying, and minimizing our risks. The Risk Committee believes that by involving both management and auditors in this important process, it is best able to perform its function. First Federal also has a standing Officer Risk Management Committee, Compliance Committee, Information Technology Steering Committee and Asset Review Committee that meet regularly to provide structure and input into our Risk Management Process. The minutes and findings of these committees are presented to the Risk Committee.

EXECUTIVE OFFICERS

The following table sets forth the name of each current executive officer, other than Mr. Hileman, whose information is set forth above, and the principal position and offices he or she holds with First Defiance or First Federal.

Name	Information about Executive Officer
Kevin T. Thompson	Chief Financial Officer of First Defiance and First Federal since January 1, 2014. Mr. Thompson was appointed Executive Vice President after joining First Defiance in August 2013. Prior to joining First Defiance, Mr. Thompson served from July 2009 to December 2010 as a consultant to the financial services industry as the sole member of Kevin Thompson Consulting in St. Augustine, Florida. Prior to this position, he served as Line of Business Chief Financial Officer from July 2007 to October 2008 for Huntington Bancshares, Inc. and as Chief Financial Officer of Sky Financial Group, Inc. for eight years prior to 2007. Mr. Thompson is 64.

John R. Reisner	Executive Vice President, General Counsel and Chief Risk Officer of First Defiance and First Federal since September 2013. Prior to joining First Defiance, Mr. Reisner was Managing Director and Principal – Risk Management Division at Austin Associates LLC from April 2008 to August 2013. Prior to that, he served as General Counsel at Sky Bank and Director of Corporate Compliance at Sky Financial Group. Mr. Reisner is 62.

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Name	Information about Executive Officer
Sharon L. Davis	Executive Vice President, Director of Human Resources of First Defiance and First Federal since November 2015. Prior to joining First Defiance, Ms. Davis was Senior Vice President and Human Resources Director at First Community Bank from October 2007 to November 2015. Prior to that, she served as an Assistant Vice President, Senior Human Resources Business Partner for BBVA Compass. Ms. Davis is 36.

Timothy K. Harris	Chief Credit Officer since January 2018. Prior to his current role, Mr. Harris was Executive Vice President, President of the Eastern Market Area of First Federal from January 2008 to December 2017 and a Senior Lender from January 2007 until January 2008. Mr. Harris joined First Federal as a Commercial Lender in October 2000. Mr. Harris is 59.

Michael D. Mulford	Executive Vice President, Chief Credit Administration Officer since January 2018. Prior to his current role, Mr. Mulford served as Executive Vice President, Chief Credit Officer since April 2011 and Senior Vice President since July 2004 when he joined First Federal. Prior to joining First Federal, Mr. Mulford was a Credit Officer for Key Bank. Mr. Mulford is 53.

Dennis E. Rose, Jr.	Executive Vice President, Director of Strategy Management since January 2017. Prior to his current role, Mr. Rose served as Executive Vice President, Head of Business Banking since 2013 and Executive Vice President, Chief Operations Officer since 2001. Mr. Rose joined First Federal in 1996 and served as Corporate Controller until 2001. Mr. Rose is 49.

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COMPENSATION DISCUSSION AND ANALYSIS

The following Compensation Discussion and Analysis describes the material elements of compensation of our executive officers identified in the Summary Compensation Table (“Named Executive Officers”). Our goal is to become a high performing community bank, meeting or exceeding the 75th percentile of our peers in key financial measures.

In 2017, we reported our fifth consecutive year of record diluted earnings per common share and completed two strategic acquisitions. The acquisition of Commercial Bancshares, Inc. added approximately $350 million in assets, expanded our footprint, and provided enhanced efficiency opportunities. The acquisition of Corporate One Benefits Agency, Inc. enhanced our employee benefit offerings and expanded our insurance presence into adjacent markets. Diluted earnings per share for 2017 were $3.22, up only 1% from 2016 primarily due to the impact of acquisition and merger related expenses, which reduced earnings by $0.28 per diluted share. Even with the acquisition and merger related costs, we posted a strong return on average assets at 1.13% and improved efficiency ratio to 61.81%. Growth in loans and deposits was 21% and 23%, respectively, including the acquisitions, and 6.4% and 7.5%, respectively, excluding the acquisitions.

For the three year period ending December 31, 2017, our three year cumulative growth in earnings per share was 32%, even with the impact of acquisition and merger related costs in 2017. This performance was mainly due to a strong three year average return on assets of 1.17%. Over this same period, First Defiance shares posted a total return to shareholders of 62.5%.

Compensation Philosophy and Objectives

The Board believes the most effective executive compensation program is one that rewards the achievement of specific annual, long-term and strategic goals that are established in conjunction with strategic planning initiatives and the long-term objective of maximizing shareholder value. Consistent with that philosophy, our executive compensation packages include both cash and stock-based compensation that reward performance as measured against predetermined goals. The Compensation Committee (the “Committee”) evaluates our executive compensation to ensure that it is sufficiently competitive to enable us to attract and retain qualified employees in key positions. Total compensation commensurate with the median compensation paid to similarly situated executives of peer companies is generally what the Committee considers competitive.

The Board encourages ownership of FDEF shares by its executive management, which is why a significant part of each Named Executive Officer’s compensation package is paid in equity. As a result, the Committee has established share ownership guidelines for executives as follows:

CEO	3 times base salary
CFO	2 times base salary
All other executive officers	1.5 times base salary

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Advisory Vote on Executive Compensation

At the 2013 annual meeting, our shareholders approved holding annual votes on our executive compensation. In addition, the Board receives investor feedback through the Company’s participation at investor conferences periodically throughout the year. In 2017, executive management participated in the KBW Community Bank Investor Conference in New York, New York; the Raymond James U.S. Bank Conference in Chicago, Illinois; and the Hovde Group Fast Forward Bank Conference in Scottsdale, Arizona, with no concerns on executive compensation raised by investors. At our 2017 annual meeting, our shareholders approved our executive compensation with 96.1% of the votes cast, indicating that shareholders are strongly supportive of our executive compensation program. The resolution to approve First Defiance’s executive compensation is advisory, so it is not binding upon the Board of Directors. However, the Committee took the shareholder vote into account when reviewing executive compensation for 2017 and will continue to monitor shareholder approval levels going forward.

CEO Pay Ratio

Beginning with the proxy statement for the Annual Meeting and for each annual meeting thereafter, we are required to disclose the median of the total compensation of the Company’s employees, excluding the Company’s CEO, for the last completed fiscal year, the annual total compensation of the Company’s CEO for the last completed fiscal year and the ratio between the foregoing compensation amounts. We identified the median employee by examining the 2017 total federal taxable compensation through December 1, 2017 for all individuals, excluding our CEO, who were employed by us on November 27, 2017 (whether employed on a full-time, part-time, or seasonal basis). For such employees, we did not make any assumptions, adjustments, or estimates with respect to total federal taxable compensation, and we did not annualize the compensation for any full-time employees that were not employed by us for all of 2017. After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our Named Executive Officers as set forth in the Summary Compensation Table on page ____ of this Proxy Statement.

For fiscal year 2017, the annual total compensation of our CEO was $981,605 and the annual total compensation for the median employee was $39,897, resulting in a ratio of 24.6:1.0.

Roles of the Committee and Chief Executive Officer in Compensation Decisions

The Committee makes all compensation decisions for the Company’s executive officers. The CEO makes compensation recommendations to the Committee for all Named Executive Officers except himself.

2017 Executive Compensation Components

For the fiscal year ended December 31, 2017, the principal components of compensation for our Named Executive Officers were:

•	Base salary;

•	Short-term cash;

•	Long-term equity incentive compensation;

•	Retirement benefits; and

•	Perquisites and other personal benefits.

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In the latter part of 2016, the Committee engaged Pay Governance to perform an analysis of compensation for our directors, CEO, CFO, Chief Risk Officer and Community Banking President/Chief Lending Officer of First Federal. In conducting this analysis, Pay Governance independently developed competitive data for base salaries, short-term incentives, total cash compensation (sum of salary and bonus), long-term incentives, equity compensation and total direct compensation (sum of cash compensation and long-term incentives) from: (1) proxies and SEC filings of select peer banks ranging in asset size from $1.3 billion to $5.4 billion, with a median asset size of $2.9 billion compared to $2.8 billion proforma for First Defiance, with its pending acquisition of Commercial Bancshares, Inc., (2) surveys of other banks and (3) the consulting experience of Pay Governance.

For 2017, the Committee determined to use the peer group recommended by Pay Governance to evaluate the appropriateness of the compensation package for each of First Defiance and First Federal’s officers, including the Named Executive Officers, and to evaluate the relative performance measures for the long-term incentive compensation payable under the First Defiance Financial Corp. and Affiliates Incentive Compensation Plan (the “Incentive Compensation Plan”). That peer group is:

• 1st Source Corp., South Bend, IN	• Lakekand Financial Corp., Warsaw, IN
• Chemung Financial Corp., Elmira, NY	• Macatawa Bank Corp., Holland, MI
• City Holding Co., Charleston, WV	• Mainsource Financial Group, Inc., Greensburg, IN
• Civista Bancshares, Inc., Sandusky, OH	• MBT Financial Corp., Monroe, MI
• CNB Financial Corp., Clearfield, PA	• Mercantile Bank Corp., Grand Rapids, MI
• Community Trust Bancorp, Inc., Pikeville, KY	• MVB Financial Corp., Fairmont, WV
• Farmers Capital Bank Corporation, Frankfort, KY	• Peoples Bancorp Inc., Marietta, OH
• Farmers National Banc Corp., Canfield, OH	• Premier Financial Bancorp Inc., Huntington, WV
• Financial Institutions Inc., Warsaw, NY	• Republic Bancorp Inc., Louisville, KY
• First Financial Bancorp., Terre Haute, IN	• Stock Yards Bancorp, Inc., Louisville, KY
• German American Bancorp Inc., Jasper, IN	• Summit Financial Group Inc., Morrefield, WV
• Horizon Bancorp, Michigan City, IN	• United Community Financial Corp., Youngstown, OH
• Isabella Bank Corp., Mt. Pleasant, MI

Compared to the 2016 peer group, Canandaiga National Corp., HopFed Bancorp, Inc., LCNB Corp., and S&T Bancorp Inc. were removed and City Holding Co., Financial Institutions Inc., MBT Financial Corp, Mercantile Bank Corporation, MVB Financial Corp., Republic Bancorp, Inc., 1st Source Corporation, First Financial Corporation, and United Community Financial Corp. were added as a result of the criteria for peers outlined above.

Base Salary

We provide our Named Executive Officers and other employees with a base salary to compensate them for services rendered during the fiscal year. The base salary for each of the Named Executive Officers is generally determined at the beginning of the year.

Based upon Pay Governance’s 2014 analysis of peer group compensation practices and resulting recommendations, the Committee determined in 2015 to gradually increase Mr. Hileman’s compensation over a three-year transition period to the market median salary level among First Defiance’s peer companies. In 2017, the Committee considered Pay Governance’s recommendation, the CEO’s performance review, the 2016 performance of the Company and the Pay Governance salary comparison data for CEOs in our peer group in deciding to increase Mr. Hileman’s salary from $430,000 to $450,000 for 2017.

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Base salaries for Named Executive Officers other than the CEO are determined based upon recommendations made by the CEO. In making a recommendation for 2017 salaries, the CEO compared the base salary levels of the other Named Executive Officers with data from the ABA Compensation & Benefits Survey, the OBL Bank Compensation and Benefits Survey, the Crowe Horwath LLP Compensation Survey and internal pay grades, and consulted with Pay Governance regarding the median levels of the peer group above. As a result of Mr. Hileman’s review of this benchmarking compensation data, Mr. Hileman recommended salary increases for 2017 ranging from 2.6% to 4% for Mr. Thompson, Mr. Reisner, Mr. Allen and Mr. Rose. After evaluating a number of factors, including performance evaluations, the Committee decided to approve all of Mr. Hileman’s recommendations.

Performance-Based Incentive Compensation

The Board believes that a significant amount of executive officer compensation should be performance-based. Under the Incentive Compensation Plan, we have created opportunities for employees to earn short-term and long-term incentive compensation in the form of both cash and equity awards based on the level of achievement of performance targets that are established each year by the Committee. The Board believes this incentive compensation aligns with shareholder interests, enables attraction and retention of executive talent, balances risk with rewards and supports the long-term performance goals of the Company. In general, the Committee establishes threshold, target and maximum bonus payout goals. If the threshold performance level is not achieved, the payout percentage for that component of the bonus calculation is zero. If the performance level for a component is between the threshold and target or between the target and the maximum performance goal, the payout percentage is prorated.

In 2016, the Committee, with consultation from Pay Governance, established incentive targets and granted awards for 2017 under the Incentive Compensation Plan to permit employees who are selected as participants to earn a specified “target” percentage of their base salary, which is split between a short-term award paid in cash and based on the Company’s 2017 performance, and a long-term award paid in equity and based on the Company’s performance from 2017 to 2019. Both the short-term award and the long-term award can be earned at between 0% and 150% of the specified “target” depending on the level of attainment of the performance objectives. Specific payout amounts for these incentive-based awards are discussed below.

2017 Short-Term Executive Incentive Compensation. As authorized under the Incentive Compensation Plan, the Company may grant short-term incentive compensation to key officers, including the Named Executive Officers. At the end of the performance period, these short-term incentive compensation awards are payable in cash based upon the level of achievement with respect to the specified annual performance goals. The goals for each Named Executive Officer are established in conjunction with the Board’s and management’s expectations for the year and weighted for each officer based on the officer’s role within the Company.

For 2017, the performance goals for the short-term incentive compensation award for the Named Executive Officers anticipated the Company’s completion of the acquisition of Commercial Bancshares, Inc. in February 2017 and included three common goals: Earnings Per Share, Efficiency Ratio, and Deposit Growth. The Board believes that Earnings Per Share measures the Company’s profitability consistent with shareholder interests, Efficiency accentuates controlling expenses, and Deposit Growth reflects the organic expansion of our business.

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The related payout percentages of the bonus potential for the common goals are described below:

Award Formula Component	Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)	Actual attained level	Payout percentage

Earnings Per Share (1)	$3.16	$3.23	$3.46	$3.20	90.00%
Efficiency Ratio (2)	63.69%	61.50%	59.31%	62.00%	88.41%
Deposit Growth (3)	2.46%	4.73%	7.00%	7.45%	150.00%

(1)	Actual attained level for earnings per share excludes the impacts of changing trust revenues to accrual basis accounting and the revaluation of deferred tax assets and liabilities resulting from the Tax Cuts and Jobs Act.
(2)	Actual attained level for efficiency ratio excludes the impact of changing trust revenues to accrual basis accounting.
(3)	Actual attained level for deposit growth excludes deposit balances acquired from Commercial Bancshares, Inc.

In addition, for 2017, the performance goals for Mr. Reisner and Mr. Allen included an individual performance goal component based on their respective roles and responsibilities in the Company. The criteria for Mr. Reisner’s performance were focused on the performance of the Risk Management Group and for Mr. Allen the criteria focused on the performance of the Community Banking Group. The performance goals for Mr. Rose were aligned consistent with the 2017 objectives for his role as Director of Strategy Management.

The relative weighting of the goals for each Named Executive Officer is described below:

Award Formula Component	Donald P. Hileman	Kevin T. Thompson	John R. Reisner	Gregory A. Allen	Dennis E. Rose
	Individual Goal Component Weighting
Earnings Per Share	33.33%	33.33%	16.66%	20.00%	25.00%
Efficiency Ratio	33.33%	33.33%	16.66%	20.00%	25.00%
Deposit Growth	33.33%	33.33%	16.66%	30.00%	50.00%
Individual Assigned Goals	0.00%	0.00%	50.00%	30.00%	0.00%
Total	100.00%	100.00%	100.00%	100.00%	100.00%

In 2017, the Named Executive Officers exceeded the Threshold level of performance in all award components. The Committee reviewed the components and earned payouts and certified the cash payouts at the earned level for the short-term incentive compensation. The short-term incentive payouts for the Named Executive Officers ranged between 28% and 50% of base salary.

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The 2017 target short-term incentive compensation component and actual bonus payout as approved by the Committee for the Named Executive Officers are set forth below:

	Award Potential at Target
Executive Officer	(% of Base Salary)	Target	Actual Payout
Donald P. Hileman	45%	$202,500	$221,657
Kevin T. Thompson	35%	$81,080	$88,751
Gregory R. Allen	35%	$74,443	$60,061
John R. Reisner	35%	$68,196	$79,169
Dennis E. Rose	25%	$41,997	$50,228

2017 Long-Term Executive Incentive Compensation. In addition to the short-term incentive compensation awards, the Committee may also grant long-term incentive compensation awards under the Incentive Compensation Plan. These long-term awards are intended to reward certain executives, including the Named Executive Officers, for increasing the value of the Company through sustained future growth and profitability. Awards are made in restricted stock units (“RSUs”) issued under our 2010 Equity Incentive Plan at the beginning of a three-year performance period. At the end of such three-year performance period, First Defiance’s performance is evaluated and each whole or fractional RSU entitles the officer to receive one FDEF share on the date the RSU is settled. In the first quarter of 2017, the Committee established long-term incentive compensation awards for certain executives, including the Named Executive Officers, with a three-year performance period. With respect to these awards, we entered into a 2017 Long-Term Restricted Stock Unit Award Agreement with each of the Named Executive Officers, pursuant to which, each officer was awarded an amount of RSUs equal to 100% of the Maximum payout under the long-term incentive compensation component of the Incentive Compensation Plan. The number of RSUs granted under the Plan was calculated by taking the maximum incentive payout dollar value divided by the 20-day average share closing price as of December 31, 2016. Under the 2017 Long-Term Restricted Stock Unit Award Agreements, if the officer’s employment terminates for any reason (except for certain circumstances as described in the Award Agreement that has special vesting schedules for death, disability, retirement and change in control) prior to the end of the applicable performance period, the officer forfeits all of the RSUs subject to the target award for that and any subsequent performance period.

The 2017-2019 long-term incentive compensation award target for each of the Named Executive Officers is set forth below:

	Bonus Potential Dollar Amount(1)
Executive Officer	(% of Base Salary)	Target	Maximum
Donald P. Hileman	45%	$204,648	$310,072
Kevin T. Thompson	35%	$81,946	$124,161
Gregory R. Allen	35%	$75,248	$114,013
John R. Reisner	35%	$68,919	$104,423
Dennis E. Rose	25%	$42,463	$64,338

(1)	The amount of the Maximum award potential is based on the grant date stock price ($50.74) times the number of shares determined by multiplying the base salary by the target percentage of base salary by 150% by the average stock price of the 20 trading days prior to the grant date ($49.70). The amount of the Target award potential is 66% of the Maximum award potential.

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The long-term incentive compensation awards granted in 2017 have the same payout percentages and components as the long-term incentive compensation awards granted in 2016, and utilize the same peer group established by the Committee as set forth above under the heading “2017 Executive Compensation Components” above. The applicable performance criteria and weighting for the 2017-2019 performance period are as described below:

Award Formula Component	Threshold (33% Payout)	Target (66% Payout)	Maximum (100% Payout)
Return on Assets (50% weighting)	30th Percentile	50th Percentile	75th Percentile
EPS Growth (50% weighting)	30th Percentile	50th Percentile	75th Percentile

Achievement of the performance levels are determined by the Committee, in its sole discretion, using financial information filed with the Securities and Exchange Commission and other sources as available. The Committee reserves the right, in its sole discretion, to make such periodic adjustments as it determines appropriate to the peer group.

For the 2015 long-term incentive compensation awards with a performance period ending on December 31, 2017, the relative weighting of each target and the related payout percentage of the bonus potential are described below:

Award Formula Component	Threshold (33% Payout)	Target (66% Payout)	Maximum (100% Payout)	Actual attained level	Payout percentage
Return on Assets 2015-2017 three-year average (50% weighting)	0.89%	0.92%	1.08%	1.17%	100.00%
EPS Growth for three years 2015 - 2017 (50% weighting)	7%	20%	42%	32%	84.55%
2015 - 2017 long-term incentive total weighted payout percentage					92.27%

In 2015, the Committee established an additional performance goal or “kicker” goal applicable to the long-term incentive compensation awards based upon the achievement of growth in total assets, consistent with the Company’s strategic growth objectives. Upon the achievement of this additional goal, the Committee may grant, within its sole discretion, to each Named Executive Officer an additional payout of from 10% to 25% of the target bonus potential under the long-term incentive compensation awards as set forth below:

	Bonus Potential Dollar Amount
Executive Officer	% of Target Bonus	Threshold	% of Target Bonus	Maximum
Donald P. Hileman	10%	$20,671	25%	$51,679
Kevin T. Thompson	10%	$8,277	25%	$20,694
Gregory P. Allen	10%	$7,601	25%	$19,002
John R. Reisner	10%	$6,962	25%	$17,404
Dennis E. Rose	10%	$4,289	25%	$10,723

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No additional payout may be granted by the Committee for achievement of this additional performance goal if the Named Executive Officer has achieved the maximum potential payout under such individual’s long-term incentive compensation award based upon the primary performance criteria. The Committee, thus, may not award a payout for achievement of the additional performance goal if such payout would result in an overall payout above the maximum bonus potential. In addition, the Named Executive Officer must achieve the threshold level of performance under the primary performance criteria before being eligible to earn any payout based upon the additional performance goal.

The Committee continued the “kicker” goal as a component under the 2017 long-term incentive compensation awards. The levels established for this goal for the 2017-2019 performance period are described below:

Award Formula Component	Threshold	Target	Maximum
Total Assets (in thousands)	$3,300,000	$3,800,000	$4,300,000

Achievement of the performance levels are determined by the Committee, in its sole discretion.

For the 2015 long-term incentive compensation awards with a performance period ending on December 31, 2017, the payout percentage of the bonus potential under the additional performance goal, subject to achievement of threshold levels under the primary performance criteria and limited to the maximum bonus potential under the 2015 long-term incentive compensation awards, is described below:

Award Formula Component	Threshold	Target	Maximum	Actual Attained Level	Payout Percentage
Total Assets (in thousands)	$2,700,000	$3,200,000	$3,700,000	$2,993,604	14.40%

Clawback Policy

In addition, the Board has adopted an incentive compensation clawback policy providing for a three-year review period of reported results of the Company to ensure that incentive compensation for all executive officers (including the Named Executive Officers) is paid based on accurate financial and operating data and the correct calculation of performance against incentive targets. The policy provisions allow the Company to recover incentive awards previously paid or awarded. A copy of this policy is posted on the Company’s website at http://www.fdef.com under the link “Governance Documents.”

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Retirement Benefits

All of our employees, including the Named Executive Officers, are eligible to participate in the First Defiance Financial Corp. 401(k) Employee Savings Plan (the “Savings Plan”). The Savings Plan is a tax-qualified retirement savings plan pursuant to which all employees are able to contribute up to the limit prescribed by the Internal Revenue Service to the Savings Plan on a before-tax basis. We maintain a safe harbor plan that matches 100% of the first 3% of pay that is contributed to the Savings Plan plus 50% of the salary deferrals between 3% and 5% of compensation. All employee contributions to the Savings Plan are fully vested upon contribution, and our matching contribution is vested upon completion of a minimum service requirement. A restoration plan is maintained for Mr. Hileman and Mr. Thompson which provides for elective deferrals and matching contributions in excess of the Savings Plan caps. The matching contributions under the restoration plan in fiscal year 2017 are included in the All Other Compensation column of the Summary Compensation Table and reported under “Company Deferred Compensation Plan Contribution” in footnote 3 to the “Summary Compensation Table.”

The Named Executive Officers are entitled to participate in the First Defiance Deferred Compensation Plan, which enables the Named Executive Officers to defer up to 80% of their base salary and up to 100% of bonus payments. The First Defiance Deferred Compensation Plan is discussed in further detail under the heading “Executive Compensation — Nonqualified Deferred Compensation” below.

Perquisites and Other Personal Benefits

We provide our Named Executive Officers with perquisites and other personal benefits that the Committee believes are reasonable and consistent with our overall compensation program to better enable us to attract and retain employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to Named Executive Officers.

In 2017, we provided each of the Named Executive Officers, other than Mr. Allen, with the option to receive a $600 monthly automobile allowance, only Mr. Rose exercised the option. We provide Mr. Allen the use of a Company-owned vehicle. Each Named Executive Officer is eligible, upon relocation, to receive reimbursement for certain reasonable expenses associated with the costs of such relocation. The Company considers reimbursement requests for country club and other social organization membership for its senior officers, including the Named Executive Officers, for certain business purposes.

We offer an Executive Group Life Post-Separation Plan, which provides death benefits equal to two times the executive’s base salary. All of the Named Executive Officers participate in the Executive Group Life Post-Separation Plan, except Mr. Thompson and Mr. Reisner.

The value of these perquisites is included in column (g) of the “Summary Compensation Table.”

Employment and Change in Control Agreements

We have employment or change of control agreements with certain key employees, including the Named Executive Officers. These agreements include provisions for severance payments upon a change of control and are designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for the Named Executive Officers is provided under the heading “Executive Compensation — Potential Payments Upon Termination or Change in Control” below.

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Section 162(m)

Prior to December 22, 2017, when the Tax Cuts and Jobs Act of 2017 (“TCJA”) was signed into law, Section 162(m) of the Internal Revenue Code generally disallowed a tax deduction to publicly held companies for compensation paid to certain “covered employees” in excess of $1 million per covered employee in any year, except to the extent that the compensation in excess of the limit qualified as performance-based. In connection with fiscal 2017 compensation decisions, the Compensation Committee and the Board of Directors considered the potential tax deductibility of executive compensation under Section 162(m) of the Internal Revenue Code and sought to qualify certain elements of these applicable executives’ compensation as performance-based while also providing amounts and types of compensation that would best fulfill the objectives of the Company’s compensation program.

Under the TCJA, the performance-based exception has been repealed and the $1 million deduction limit now applies to (1) anyone serving as the chief executive officer or the chief financial officer at any time during the taxable year, (2) the top three other highest compensated executive officers serving at the end of the taxable year, and (3) any individual who had been a covered employee for any taxable year of the company that started after December 31, 2016. However, the new rules do not apply to remuneration provided pursuant to a written binding contract in effect on November 2, 2017 that is not modified in any material respect after that date. Because of ambiguities and uncertainties as to the application and interpretation of this transition relief, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) will avoid the deduction limit. We believe that the amount of compensation paid to our executive officers that can be deducted will decrease compared to prior years.

The Board of Directors has not adopted a formal policy regarding tax deductibility of compensation paid to our executive officers. The Board of Directors may authorize compensation that might not be deductible, and may modify compensation that was initially intended to be exempt from Section 162(m), if it determines that such compensation decisions are in the best interests of the Company and its shareholders.

COMPENSATION COMMITTEE REPORT

First Defiance’s Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and our annual report on Form 10-K.

Samuel S. Strausbaugh, Chairman

Terri A. Bettinger

John L. Bookmyer

Jean A. Hubbard

February 20, 2018

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EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the Named Executive Officers for the fiscal years ended December 31, 2017, 2016 and 2015. The Named Executive Officers include those persons serving as our CEO and CFO during 2017 and our three other most highly compensated executive officers.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compen- sation ($)(2)	All Other Compen- sation ($)(3)	Total ($)
Donald P. Hileman	2017	$450,000	-	$279,065	$221,657	$30,883	$981,605
President & Chief Executive	2016	430,000	$465	250,527	246,047	27,168	954,207
Officer of First Defiance	2015	400,000	-	213,505	238,212	19,805	871,522
and First Federal; CEO of
First Insurance Group of the
Midwest, Inc.

Kevin T. Thompson	2017	$231,658	-	$111,745	$88,751	$16,690	$448,843
Executive Vice President &	2016	224,911	$465	127,546	100,096	13,459	466,477
Chief Financial Officer	2015	218,360	-	90,659	101,142	10,516	420,6786
of First Defiance and First
Federal

John R. Reisner	2017	$194,847	-	$93,981	$79,169	$13,811	$381,808
Executive Vice President	2016	187,353	$465	110,477	81,936	8,773	389,004
& Chief Risk Officer and	2015	180,147	-	74,796	83,442	10,973	349,358
Legal Counsel of First Defiance
and First Federal

Gregory R. Allen	2017	$212,695	-	$102,612	$60,061	$27,767	$403,134
Executive Vice President &	2016	206,500	$465	93,812	97,408	22,389	420,574
Community Banking President	2015	200,000	-	83,021	92,638	22,862	398,521
of First Federal

Dennis E. Rose	2017	$167,988	-	$57,904	$50,228	$14,835	$290,955
Executive Vice President &	2016	163,142	$465	45,978	30,001	11,030	250,616
Director of Strategy	2015	167,744		-	44,959	11,621	259,918
Management

(1)	The amounts in column (e) reflect the aggregate grant date fair value of the shares granted under the 2015 long-term incentive compensation awards, as computed in accordance with FASB ASC Topic 718, and the estimated values of the long-term incentive compensation awards based upon the probable outcomes. Assumptions used in the calculations are not materially different from the amounts included in Note 20 to our audited financial statements for the fiscal year ended December 31, 2017, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 28, 2018. If maximum results are achieved under the Incentive Compensation Plan for the 2017 long-term incentive compensation awards, the payout under these awards would be as follows: Mr. Hileman 6,111 shares, or $310,072; Mr. Thompson 2,447 shares, or $124,161; Mr. Reisner 2,058 shares, or $104,423; Mr. Allen 2,247 shares, or $114,013; Mr. Rose 1,268 shares, or $64,338, with all awards paid in FDEF shares.

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(2)	The amounts in column (f) reflect the cash short-term incentive awards earned by the named individuals with respect to performance during the applicable fiscal year, as discussed in further detail under the heading “Performance-Based Incentive Compensation” above.

(3)	The amount shown as “All Other Compensation” includes the following perquisites and personal benefits:

Name	Club Membership	Automobile Allowance or Personal Use of Company Automobile	401(k) Match	Value of Life Insurance	Employee Stock Purchase Plan Match (a)	Company Deferred Compensation Plan Contribution	Total
Donald P. Hileman	$-	$-	$10,800	$3,549	$390	$16,144	$30,883
Kevin T. Thompson	$-	$-	$10,800	$1,594	$1,800	$2,496	$16,690
John R. Reisner	$-	$-	$10,800	$1,361	$1,650	$-	$13,811
Gregory R. Allen	$7,449	$7,052	$10,800	$666	$1,800	$-	$27,767
Dennis E. Rose	$-	$6,111	$8,316	$408	$-	$-	$14,835

(a)	All of our employees, including the Named Executive Officers, are eligible to participate in the First Defiance Financial Corp. Employee Investment Plan (the “ESPP”). The ESPP is a means for all employees to purchase FDEF shares at the current market prices at the time of purchase through regular payroll deductions. We will contribute an amount equal to 15% of each of the participating employee’s actual payroll deductions up to $150 per month. The employee specifies the amount to be withheld from his/her pay with a minimum of $30 per month and a maximum of $5,000 per month.

2017 Grants of Plan-Based Awards

During 2017, we made awards to Named Executive Officers as part of short-term and long-term incentive compensation under the Incentive Compensation Plan, as described above. The short-term incentive compensation awards provide for cash payments. The long-term incentive compensation awards are made in RSUs and settled in FDEF shares.

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			Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)
Name	Grant Date	Date Approved by Compensation Committee	Threshold ($)	Target ($)	Maximum ($)	Threshold (Shares/ Units)	Target (Shares/ Units)	Maximum (Share/ Units)	Grant Date Fair Value of Stock Awards
Donald P. Hileman	01/01/17	12/19/2016	$101,250	$202,500	$303,750	2,017	4,033	6,111	$310,072
Kevin T. Thompson	01/01/17	12/19/2016	$40,540	$81,080	$121,620	808	1,615	2,447	$124,161
John R. Reisner	01/01/17	12/19/2016	$34,598	$69,196	$103,794	679	1,358	2,058	$104,423
Gregory R. Allen	01/01/17	12/19/2016	$37,222	$74,443	$111,665	742	1,483	2,247	$114,013
Dennis E. Rose	01/01/17	12/19/2016	$21,093	$42,186	$63,629	418	837	1,268	$64,338

(1)	Short-term incentive awards granted in 2017 pursuant to the Incentive Compensation Plan, as described above.
(2)	Long-term incentive awards granted in the form of RSUs in 2017 under the Incentive Compensation Plan, as described above.

Outstanding Equity Awards at Fiscal Year-End 2017

The following table provides information concerning unexercised options and non-vested stock awards for each Named Executive Officer outstanding as of the end of the most recently completed fiscal year. Each outstanding award is represented by a separate row which indicates the number of securities underlying the award. The table also discloses the exercise price and the expiration date.

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(1)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Donald P. Hileman					-	-	12,868	$668,745

Kevin T. Thompson					-	-	5,207	$270,623

John R. Reisner					-	-	4,355	$226,340

Gregory R. Allen					-	-	4,781	$248,484
	1,000	0	$17.64	04/21/2018

Dennis E. Rose					-	-	2,358	$122,556

(1)	These restricted stock units were granted as long-term incentive compensation awards pursuant to the Company’s Incentive Compensation Plan. The numbers of restricted stock units vesting at December 31, 2018 are as follows: Mr. Hileman 7,368, Mr. Thompson 3,005, Mr. Reisner 2,503, Mr. Allen 2,759 and Mr. Rose 1,217. The numbers of restricted stock units vesting as of December 31, 2019 are as follows: Mr. Hileman 5,500, Mr. Thompson 2,202, Mr. Reisner 1,852, Mr. Allen 2,022 and Mr. Rose 1,141.

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Option Exercises and Stock Vested In 2017

The following table provides information concerning exercises of stock options and vesting of stock awards during the most recently completed fiscal year for each of the Named Executive Officers on an aggregated basis. The table reports the number of shares for which the options were exercised or vested and the aggregate dollar value realized upon exercising those options or when the stock awards became vested.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Donald P. Hileman	-	$-	8,358	$434,365
Kevin T. Thompson	-	$-	3,549	$184,442
John R. Reisner	-	$-	2,928	$152,168
Gregory R. Allen	1,000	$23,110	3,250	$168,903
Dennis E. Rose	-	$-	1,483	$77,072

Nonqualified Deferred Compensation

Pursuant to the First Defiance Deferred Compensation Plan, certain executives, including our Named Executive Officers, as well as our directors may defer receipt of up to 80% of their base compensation and up to 100% of non-equity incentive plan compensation and, in the case of directors, up to 100% of directors’ fees. Deferral elections are made by eligible executives or directors in December of each year for amounts to be earned in the following year.

Amounts deferred in the First Defiance Deferred Compensation Plan may be invested in any funds available under the Plan. The rates of return of each fund are at market.

Benefits under the First Defiance Deferred Compensation Plan are generally paid beginning in the year following the executive’s retirement or termination. However, the Plan has provisions for scheduled “in-service” distributions from the Plan, and it also allows for hardship withdrawals upon the approval of the Committee. Retirement benefits are paid either in a lump sum or in scheduled installment payments when the executive’s termination is considered a retirement. All other distributions are made in lump sum payments.

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The following table provides information with respect to our Named Executive Officers’ participation in the First Defiance Deferred Compensation Plan. None of our Named Executive Officers, except Mr. Hileman, received a withdrawal or distribution under the Plan.

	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year (1)	Aggregate Earnings in Last Fiscal Year	Executive Distributions in Last Fiscal Year	Aggregate Balance at Last Fiscal Year End (2)
Name	($)	($)	($)	($)	($)
Donald P. Hileman	$0	$16,144	$18,351	($63,491)	$111,721
Kevin T. Thompson	$0	$2,496	$10		$2,506
John R. Reisner	$0		$0		$0
Gregory R. Allen	$0		$47,007		$261,891
Dennis E. Rose	$0		$7,035		$41,515

(1)	These amounts are included in the All Other Compensation column of the Summary Compensation Table.
(2)	All amounts except Aggregate Earnings have been reported as compensation in the Summary Compensation Table in previous years.

Potential Payments Upon Termination or Change in Control

The discussion below summarizes the estimated payments to be made under each contract, agreement, plan or arrangement that provides for payments to a Named Executive Officer at, following, or in connection with any termination of employment including by resignation, severance, retirement, disability or a constructive termination, by a change of control of the Company, or by a change in the Named Executive Officer’s responsibilities (that may not result in a termination of employment).

Payments Made Upon Termination

Regardless of the manner in which a Named Executive Officer’s employment terminates, the executive is entitled to receive amounts earned during the term of employment. Such amounts include:

•	non-equity incentive compensation earned during the fiscal year;

•	amounts contributed under the First Defiance Deferred Compensation Plan;

•	unused vacation pay;

•	amounts accrued and vested through our 401(k) Plan; and

•	ability to exercise outstanding vested options for up to 3 months after termination (but not longer than the original term).

Payments Made Upon Retirement

In the event of retirement of a Named Executive Officer, in addition to the items identified above, the executive will be entitled to the following:

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•	accelerated vesting of all outstanding unvested stock options and ability to exercise all outstanding options for up to five years after retirement (but not longer than the original term);

•	accelerated vesting of all outstanding restricted stock;

•	accelerated vesting of a portion of outstanding restricted stock units calculated based on the actual performance of the Company and peer group through the fiscal quarter ending closest to the date of such retirement; and

•	executives who meet minimum age and years of service requirements are entitled to continue to participate in our health and welfare benefits. These benefits are the same as retiree medical benefits offered to all of our employees and are more fully described in Note 16 to the Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2017.

Payments Made Upon Death or Disability

In the event of the death or disability of a Named Executive Officer, in addition to the benefits listed under the headings “Payments Made upon Termination” and “Payments Made Upon Retirement” above, the Named Executive Officer will receive benefits under our disability plan or payments under our life insurance plans, as appropriate. A Named Executive Officer who dies or becomes disabled prior to retirement will only have one year after death or disability (or the original term, if shorter) to exercise all outstanding stock options.

Payments Made Upon Change of Control

Mr. Hileman, Mr. Thompson and Mr. Allen each have an employment agreement with First Defiance and First Federal, the terms of which are all similar. Under the employment agreements, if the executive’s employment is terminated for (and for Mr. Hileman and Mr. Thompson, up to six months after) a change of control (other than termination by us for cause or by reason of death or disability) or if the executive terminates his employment for “good reason” (as defined in the employment agreements), in addition to the benefits listed under the heading “Payments Made Upon Termination,” the executive will receive a lump sum severance payment of 2.99 times the employee’s average annual compensation for the five most recent taxable years ending during the calendar year in which the Notice of Termination occurs. Under the employment agreements, compensation is defined as base salary plus non-equity incentive bonus. In addition, the employment agreements provide that the executive will be entitled to continued participation in insurance and other benefit plans for the earlier to occur of the expiration of the term of the employment agreement or the date upon which the executive becomes a full-time employee of another employer.

Mr. Reisner has a change of control and non-solicitation agreement with First Defiance and First Federal. Under the terms of this agreement, in the event his employment is terminated within six months prior to a change of control or within one year after a change of control, he is entitled to receive an amount equal to two times his base salary most recently set prior to the occurrence of the change in control. He is also entitled to continued health insurance coverage at no cost until the earlier of one year or the date on which he is included in another employer’s health insurance plan.

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Mr. Rose has a change of control and non-compete agreement with First Defiance and First Federal. Under the terms of this agreement, in the event his employment is terminated within six months prior to a change of control or within one year after a change of control, he is entitled to receive an amount equal to his annual salary most recently set prior to the occurrence of the change in control.

Generally, pursuant to the foregoing employment and change of control agreements, a change of control has the meaning set forth in Section 409A(a)(2)(A)(v) of the Internal Revenue Code of 1986, as amended. As a condition to receiving payments under their respective employment or change of control agreements, each of Mr. Hileman and Mr. Thompson must execute a general release of claims.

All of the Named Executive Officers’ unvested stock options will automatically vest and become exercisable in the event of a change in control. Further, all or a portion of the individual’s unvested restricted stock and unvested restricted stock units will vest in the event that the individual is terminated without cause after a change in control but before the end of the performance period covered by the restricted stock or restricted stock unit award. The portion of the unvested restricted stock and unvested restricted stock units that vests is the greater of (a) the number of shares that would have vested if the individual had been employed for the full performance period and the target level of performance had been achieved for each performance goal, or (b) the number of shares that would vest based on the actual performance of the company and peer group through the fiscal quarter ending closest to the date of such termination. Such unvested restricted stock and restricted stock units do not vest in the event of termination for reasons other than retirement, death or disability, even if such termination is for “good reason.”

The table below summarizes the estimated payments set forth in the agreements described above. The amounts shown assume that such termination was effective as of December 31, 2017, and, thus, include amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from us.

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Executive Benefits and Payments upon Termination	Voluntary Termination	For Cause Termination	Involuntary Not for Cause Or Voluntary Good Reason Termination		Involuntary Change of Control Termination (CIC)	Death	Disability
Donald P. Hileman
Severance	–	–		$640,414	$1,684,471	–	–
Accelerated vesting of equity awards	–	–		–	$668,745	–	–
Kevin T. Thompson
Severance	–	–		$310,303	$804,952	–	–
Accelerated vesting of equity awards	–	–		–	$270,623	–	–
John R. Reisner
Severance	–	–		–	$403,134	–	–
Accelerated vesting of equity awards	–	–		–	$226,340	–	–
Gregory R. Allen						–	–
Severance	–	–		$762,488	$762,488	–	–
Accelerated vesting of equity awards	–	–		–	$282,814	–	–
Dennis E. Rose						–	–
Severance	–	–	$		$168,744	–	–
Accelerated vesting of equity awards	–	–		–	$122,556	–	–

PROPOSAL 2

Non-Binding Advisory Vote on Executive Compensation

Our shareholders have an opportunity to approve, in a non-binding advisory vote, the compensation of our Named Executive Officers as disclosed in this Proxy Statement. Our Named Executive Officers are those individuals included in the Summary Compensation Table on page ____ in this Proxy Statement. The compensation being approved is the compensation required to be disclosed in this Proxy Statement by the rules of the SEC, including the compensation described in the Compensation Discussion and Analysis, accompanying tables and any related material disclosed in this Proxy Statement.

The vote is advisory in nature and therefore will not bind the Board to take any particular action. Nevertheless, if there is a significant vote against, the Board intends to attempt to determine the reason for such negative votes and may make changes to executive compensation based on its findings.

The Board has structured our executive compensation program with the following objectives in mind: compensation should be directly linked to corporate operating performance, and all officers should receive fair and equitable compensation for their respective levels of responsibility and supervisory authority compared to their peers within the Company as well as their peers within the financial services industry. The Board urges you to read the “Compensation Discussion and Analysis” starting on page ____ of this Proxy Statement and the related compensation tables and narrative through page ___.

The Board is asking you to approve the following resolution, which will be submitted for a shareholder vote at the Annual Meeting:

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“Resolved, that the shareholders approve the compensation of First Defiance’s named executive officers as named in the Summary Compensation Table of the Company’s 2018 Proxy Statement, as described in the ‘Compensation Discussion and Analysis,’ the compensation tables and the related disclosure contained on pages ___ - ___ in the Proxy Statement.”

Because your vote is advisory, it will not be binding upon the Board, overrule any decision made by the Board, or create or imply any additional fiduciary duty by the Board. The Compensation Committee may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Your Board Recommends That You
Vote FOR the Approval of our Executive Compensation.

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BENEFICIAL OWNERSHIP

The following table includes, as of the Voting Record Date, certain information as to the FDEF shares beneficially owned by (i) the only persons or entities, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (“1934 Act”), known to us to be the beneficial owner of more than 5% of the issued and outstanding shares, (ii) each director and nominee, (iii) the Named Executive Officers, and (iv) all of our directors and executive officers as a group.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner (a)	Shares Owned		Right to Acquire Beneficial Ownership Under Options Exercisable Within 60 Days	Percent of Class (b)
Dimensional Fund Advisors LP	804,314	(d)	—	7.90%
BlackRock, Inc.	1,170,964	(c)	—	11.5%
Robert E. Beach	49,692		—	—
Terri A. Bettinger	0		—	—
John L. Bookmyer	8,528		—	—
Dr. Douglas A. Burgei	24,773	(e)	—	—
Thomas K. Herman	32		—	—
Jean A. Hubbard	6,390		1,000	—
Barbara A. Mitzel	2,240	(e)	—	—
Charles D. Niehaus	3,808		—	—
Thomas A. Reineke	4,210	(e)	—	—
Mark A. Robison	2,203		—	—
William J. Small	91,280	(e)	—	—
Samuel S. Strausbaugh	8,883		—	—
Gregory R. Allen	23,655		1,000	—
Donald P. Hileman	35,880		—	—
Kevin T. Thompson	9,624		—	—
John R. Reisner	5,557		—	—
Dennis E. Rose	15,577		—	—
All current directors and executive officers as a group (21 persons)	317,453	(e)	2,000	3.14%

(a)	Each of the directors and executive officers may be contacted at the address of First Defiance.

(b)	If no percent is provided, the number of shares is less than 1% of the total outstanding FDEF shares.

(c)	Based on a Schedule 13G/A filed with the SEC on January 19, 2018, BlackRock, Inc., 55 East 52nd Street, New York, New York 10055, possesses sole voting power over 1,132,180 shares and sole dispositive power over 1,170,964 shares.

(d)	Based on a Schedule 13G/A filed with the SEC on February 9, 2018, Dimensional Fund Advisors LP, Building One, 6300 Bee Cave Road, Austin, Texas 78746 (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, possesses sole voting power over 769,490 shares and sole dispositive power over 804,314 shares. All shares reported are owned by the funds for which Dimensional serves as investment advisor, and Dimensional disclaims beneficial ownership of such securities.

(e)	Includes shares in which beneficial owners share voting and/or investment power as follows: 5,100 shares held jointly by Dr. Burgei and his spouse; 1,605 shares which Ms. Mitzel owns jointly with her spouse; 975 shares owned by Mr. Reineke’s spouse; 39,156 shares which Mr. Small owns jointly with his spouse

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RELATED PERSON TRANSACTIONS

All of our directors and executive officers have commercial, consumer or mortgage banking relationships with First Federal and a number have insurance relationships through First Defiance’s wholly-owned subsidiary, First Insurance Group of the Midwest, Inc. (“First Insurance”). All loan and deposit relationships with our directors and executive officers (i) were made in the ordinary course of business; (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans or deposits with persons not related to First Federal; and (iii) did not involve more than the normal risk of collectability or present other unfavorable features.

In the fiscal year ended December 31, 2017, the Bank purchased printing services, office supplies, and financial supplies totaling $561,715 from Financial Forms & Systems, Inc., of which James R. Williams, III’s brother, Jeffrey Williams, is a director and President and James R. Williams, III is an advisor. As of December 31, 2017, James Williams was an executive officer of the Company.

On April 13, 2017, the Company acquired Corporate One Benefits Agency, Inc. (“Corporate One”), which became a part of First Insurance. Corporate One was the insurance agent for the Reineke Family Dealerships’ health insurance plan. Since the acquisition, the agent has been First Insurance. Mr. Reineke, a director of the Company, is the principal and controlling shareholder, as well as President and CEO, of the Reineke Family Dealerships. Reineke Family Dealerships pays an annual premium for its health insurance of approximately $600,000. This premium is paid in the ordinary course of business and is in an amount that would be charged for a comparable health insurance plan issued to persons and entities that are not related to the Company.

We have a policy that covers all loans to our directors and executive officers. In accordance with that policy, any loan request for directors or executive officers that, when aggregated with other extensions of credit from First Federal exceeds $500,000 requires prior approval of the Board. Loans to executive officers, which when aggregated with existing extensions of credit are less than $500,000, do not require prior approval of the Board, but must be reported at the next Board meeting. Loans to directors, which when aggregated with existing extensions of credit are less than $500,000, do not require Board approval and are not required to be reported to the Board at the next Board meeting. However, all loan transactions with related persons are reported to and ratified by the full Board and the Audit Committee quarterly.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of our shares, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and to provide us with a copy of such form. Based on our review of the copies of such forms it has received, we believe that our executive officers and directors complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended December 31, 2017, except that each of Mr. Brent L. Beard and Mr. Beach filed one late Form 4 reporting one transaction.

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PROPOSAL 3

Approval of the First Defiance Financial Corp. 2018 Equity Incentive Plan

The Board proposes that the shareholders approve the adoption of the First Defiance Financial Corp. 2018 Equity Incentive Plan (the “2018 Equity Plan”). On _________, 2018, the Board adopted the 2018 Equity Plan, subject to approval by the shareholders. If the shareholders approve the 2018 Equity Plan, this Plan will replace the First Defiance Financial Corp. 2010 Equity Incentive Plan (the “2010 Equity Plan”), which will expire by its terms on April 20, 2020. The Board of Directors believes that the Company’s interests are best advanced by continuing to provide incentives for the efforts of employees, officers, non-employee directors and other service providers, in each case who are selected to be participants, to continue working toward and contributing to the success and progress of the Company and tying such incentives directly to the Company’s success and progress.

Your Board Recommends that You Vote FOR Approval of the
First Defiance 2018 Equity Incentive Plan

Set forth below is a summary of the material features of the 2018 Equity Plan, which are substantially similar to the terms of the 2010 Equity Plan. The below summary is qualified in its entirety by the text of the 2018 Equity Plan, a copy of which is attached to this Proxy Statement as Annex A.

The purpose of the 2018 Equity Plan is to promote our long-term financial success and increase shareholder value by motivating performance through incentive compensation. The 2018 Equity Plan is intended to encourage participants to acquire ownership interests in the Company, attract and retain talented employees, directors and consultants and enable participants to participate in our long-term growth and financial success. The 2018 Equity Plan serves these purposes by making equity- and cash-based awards (“Awards”) available for grant to eligible participants in the form of:

•	nonqualified stock options to purchase Common Shares (“NQSOs”);

•	incentive stock options to purchase Common Shares (“ISOs” and, together with NQOs, “Options”);

•	stock appreciation rights (“SARs”);

•	restricted Common Shares (“Restricted Stock”);

•	other stock-based awards – awards that are valued in whole or in part by reference to, or otherwise based on, the fair market value of the Common Shares (“Other Stock-Based Awards”); and

•	awards based on the attainment of one or more performance goals (“Performance-Based Awards”).

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The 2018 Equity Plan, if approved by the shareholders, will replace the 2010 Equity Plan prior to its expiration. Awards outstanding under the 2010 Equity Plan will remain in effect in accordance with their respective terms.

Administration

The Compensation Committee will administer the 2018 Equity Plan. The Compensation Committee will be comprised of at least two directors, each of whom will be a “non-employee” director (within the meaning of Rule 16b-3 under the Exchange Act).

In its capacity as plan administrator, the Compensation Committee will determine which participants will be granted Awards, the type of each Award granted and the terms and conditions of each Award. The Compensation Committee will also have full power and authority to (1) establish, amend and rescind rules and regulations relating to the 2018 Equity Plan, (2) interpret the 2018 Equity Plan and all related award agreements and (3) make any other determinations that it deems necessary or desirable for the administration of the 2018 Equity Plan. Any action taken by the Compensation Committee will be final, binding and conclusive on all parties.

With respect to each Award granted under the 2018 Equity Plan, we will enter into a written or electronic award agreement with the participant which describes the terms and conditions of the Award, including (1) the type of Award and when and how it may be exercised or earned, (2) any exercise price associated with the Award, (3) how the Award will or may be settled and (4) any other applicable terms and conditions affecting the Award.

Eligibility

The Compensation Committee may select any (1) employees of the Company and its affiliates, and (2) non-employee directors of the Company or its affiliates to receive Awards under the 2018 Equity Plan. As of March __, 2018, there were 12 non-employee directors of the Company and approximately 675 employees of the Company and its affiliates.

Available Common Shares

Subject to the adjustments discussed below, the aggregate number of Common Shares available for the grant of Awards under the 2018 Equity Plan will be 450,000. Common Shares issued under the 2018 Equity Plan may consist of (1) treasury shares, (2) authorized but unissued Common Shares not reserved for any other purpose or (3) Common Shares purchased by us or on our behalf in the open market for such purpose.

Upon the grant of an Award, we will reduce the number of Common Shares available for issuance under the 2018 Equity Plan by an amount equal to the number of Common Shares subject to such Award. The full number of Common Shares subject to any SARs or Options will count against the number of Common Shares available for issuance regardless of the number of Common Shares used to settle such Awards upon exercise.

The following Common Shares may be awarded under the 2018 Equity Plan and do not count against the 450,000 share limit:

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•	Common Shares covered by an Award granted under the 2018 Equity Plan that expires or is forfeited, cancelled, surrendered or otherwise terminated without the issuance of such Common Shares;

•	Common Shares covered by an Award granted under the 2018 Equity Plan that, by its terms, may be settled only in cash;

•	Common Shares granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become eligible participants in the 2018 Equity Plan as the result of a merger, consolidation, acquisition or other corporate transaction involving such company and the Company or any of its affiliates; and

•	Common Shares returned to the Company pursuant to the terms of any clawback policy, provision or agreement.

In the event of any Common Share dividend, Common Share split, recapitalization, merger, reorganization, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of Common Shares or any other change affecting the Common Shares, the Compensation Committee will make such substitutions and adjustments as it deems equitable and appropriate to (1) the number of Common Shares that it may issue under the 2018 Equity Plan, (2) any Common Share-based limits imposed under the 2018 Equity Plan and (3) the exercise price, number of Common Shares and other terms or limitations applicable to outstanding Awards.

On March __, 2018, the closing price of the Common Shares on NASDAQ was $_________.

Types of Awards

Options. The Compensation Committee may grant Options at any time during the term of the 2018 Equity Plan in such number, and upon such terms and conditions, as it determines. The exercise price of any Option will be at least equal to the fair market value of the Common Shares (i.e., the closing price of the Common Shares on NASDAQ) on the date the Option is granted, and may be paid (1) in cash, (2) by tendering previously-acquired Common Shares, (3) by a cashless exercise and/or (4) through any other method approved by the Compensation Committee. The Compensation Committee will also determine the term of the Option (which may not exceed ten years), the vesting terms and conditions and any other terms and conditions of the Option, all of which will be reflected in the related award agreement. The award agreement will specify whether the Option is intended to be an ISO or a NQSO. The Compensation Committee may grant all of the Common Shares available for issuance under the 2018 Equity Plan with respect to ISOs. However, the Compensation Committee may only grant ISOs to employees of the Company or its subsidiaries, and ISOs will be subject to certain additional restrictions, including without limitation compliance with the requirements of Section 422 of the Code.

Stock Appreciation Rights. The Compensation Committee may grant SARs at any time during the term of the 2018 Equity Plan in such number, and upon such terms and conditions, as it determines. The exercise price of any SAR will be at least equal to the fair market value of the Common Shares on the date the SAR is granted. The Compensation Committee will also determine the term of the SAR (which may not exceed ten years), the vesting terms and conditions and any other terms and conditions of the SAR, all of which will be reflected in the related award agreement. Upon exercise of a SAR, a participant will be entitled to receive an amount equal to the difference between (1) the fair market value of a Common Share on the exercise date and (2) the exercise price per Common Share, multiplied by the number of Common Shares with respect to which the SAR is exercised. A SAR may be settled in Common Shares, cash or a combination thereof, as specified by the Compensation Committee in the related award agreement.

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Restricted Stock. The Compensation Committee may grant shares of Restricted Stock at any time during the term of the 2018 Equity Plan in such number, and upon such terms and conditions, as it determines. Restricted Stock consists of Common Shares that are issued to a participant but are subject to forfeiture based upon satisfaction of certain terms, conditions and restrictions which may include, without limitation, (1) a requirement that participants pay a purchase price for each share of Restricted Stock, (2) restrictions based on the achievement of specific performance goals, (3) time-based restrictions or (4) holding requirements or sale restrictions upon vesting. The Compensation Committee will determine the terms, conditions and restrictions applicable to each Restricted Stock Award, all of which will be reflected in the related award agreement.

During the period that the shares of Restricted Stock remain subject to forfeiture, (1) the Company may retain the certificates representing shares of Restricted Stock, (2) a participant may not sell or otherwise transfer the shares of Restricted Stock and (3) unless otherwise provided in the related award agreement, a participant will generally be entitled to exercise full voting rights and receive all dividends paid with respect to the shares of Restricted Stock (except that receipt of any such dividends will be subject to the same terms, conditions and restrictions as apply to the shares of Restricted Stock). At the end of the restriction period, (1) the participant will forfeit the shares of Restricted Stock if all terms, conditions and restrictions specified in the related award agreement have not been met, or (2) we will distribute the shares of Restricted Stock to the participant if all terms, conditions and restrictions specified in the related award agreement have been met.

Other Stock-Based Awards. The Compensation Committee may grant Other Stock-Based Awards at any time during the term of the 2018 Equity Plan in such number, and upon such terms and conditions, as it determines. The Compensation Committee may grant Other Stock-Based Awards in such form as it determines, including, without limitation, (1) unrestricted Common Shares or (2) time-based or performance-based restricted stock units that are settled in Common Shares and/or cash. The award agreement relating to each Other Stock-Based Award will specify the terms and conditions upon which the Award will vest, the form of settlement (which may be cash, Common Shares or a combination thereof), whether the Award will include dividend equivalents and any other terms and conditions of the Award.

Performance-Based Awards. Under the terms of the 2018 Equity Plan, the Compensation Committee may grant Cash Awards, Restricted Stock Awards and Other Stock-Based Awards subject to the attainment of such performance goals as the Compensation Committee may determine from time to time during a specified performance period.

Termination of Employment or Service

The Compensation Committee will determine the extent to which each Award granted under the 2018 Equity Plan will vest and the extent to which a participant will have the right to exercise and/or settle the Award in connection with a participant’s termination of employment or service. Such provisions, which will be reflected in the related award agreement, need not be uniform among all Awards and may reflect distinctions based on the reasons for termination.

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Change in Control

Except as otherwise provided in the related award agreement, in the event of a Change in Control (as such term is defined in the 2018 Equity Plan), the Compensation Committee may take such actions, if any, as it deems necessary or desirable with respect to any outstanding Award as of the date of the consummation of such Change in Control. Such actions may include, without limitation, (1) the acceleration of the vesting, settlement and/or exercisability of an Award, (2) the payment of a cash amount in exchange for the cancellation of an Award and/or (3) the issuance of substitute Awards that substantially preserve the value, rights and benefits of any Awards affected by the Change in Control.

Transferability

Except as otherwise provided in a related award agreement, (1) a participant may not sell, transfer, pledge, assign or otherwise alienate or hypothecate an Award, except by will or the laws of descent and distribution and (2) during a participant’s lifetime, only the participant or his or her guardian or legal representative may exercise an Award.

No Rights as a Shareholder

Except as otherwise provided in the 2018 Equity Plan or in a related award agreement, a participant will not have any rights as a shareholder with respect to Common Shares covered by an Award unless and until the participant becomes the record holder of such Common Shares.

Repricing

The 2018 Equity Plan expressly prohibits the Board or Compensation Committee from amending the terms of an outstanding Award to (1) reduce the exercise price of an outstanding Option or SAR or (2) cancel an outstanding Option or SAR in exchange for cash or other Awards (including Options or SARs) having an exercise price less than the exercise price of the original Option or SAR, without shareholder approval.

Effective Date and Term

The 2018 Equity Plan will become effective upon its approval by the shareholders and, unless earlier terminated, will continue until April 17, 2028 (except that the Compensation Committee may not grant any ISOs after _______________, 2028).

Amendment or Termination

The Board or Compensation Committee may amend or terminate the 2018 Equity Plan at any time, except that no amendment or termination may be made without shareholder approval if (1) the amendment materially increases the benefits accruing to participants, (2) the amendment materially increases the aggregate number of Common Shares authorized for grant under the 2018 Equity Plan, (3) the amendment materially modifies the eligibility requirements for participation or (4) such approval is required by any law, regulation or stock exchange rule.

U.S. Federal Income Tax Consequences

The following is a brief summary of the general U.S. federal income tax consequences relating to participation in the 2018 Equity Plan. This summary is based on U.S. federal tax laws and Treasury Regulations in effect on the date of this Proxy Statement and does not purport to be a complete description of the U.S. federal income tax laws. In addition, this summary does not constitute tax advice or describe federal employment, state, local or foreign tax consequences. Each participant should consult with his or her tax advisor concerning the U.S. federal income tax and other tax consequences of participating in the 2018 Equity Plan.

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Incentive Stock Options. We intend for ISOs to qualify for special treatment available under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). A participant will not recognize taxable income when an ISO is granted and we will not receive a deduction at that time. A participant will not recognize ordinary income upon the exercise of an ISO provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the grant date of the ISO and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant’s employment is terminated due to Disability).

If the participant does not sell or otherwise dispose of the Common Shares acquired upon the exercise of an ISO within two years from the grant date of the ISO or within one year after the participant receives the Common Shares, then, upon disposition of such Common Shares, any amount realized in excess of the exercise price will be taxed to the participant as a capital gain, and we will not be entitled to a corresponding deduction. The participant generally will recognize a capital loss to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant generally will recognize ordinary income at the time of the disposition of the Common Shares in an amount equal to the lesser of (1) the excess of the fair market value of the Common Shares on the date of exercise over the exercise price or (2) the excess, if any, of the amount realized upon disposition of the Common Shares over the exercise price, and we will be entitled to a corresponding deduction. Any amount realized in excess of the value of the Common Shares on the date of exercise will be capital gain. If the amount realized is less than the exercise price, the participant generally will recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the Common Shares.

The rules that generally apply to ISOs do not apply when calculating any alternative minimum tax liability. The rules affecting the application of the alternative minimum tax are complex, and their effect depends on individual circumstances, including whether a participant has items of adjustment other than those derived from ISOs.

Nonqualified Stock Options. A participant will not recognize any income when a NQSO is granted, and we will not receive a deduction at that time. However, when a NQSO is exercised, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the Common Shares that the participant purchased on the date of exercise over the exercise price. If a participant uses Common Shares or a combination of Common Shares and cash to pay the exercise price of a NQSO, the participant will recognize ordinary income equal to the value of the excess of the number of Common Shares that the participant purchases over the number of Common Shares that the participant surrenders, less any cash the participant uses to pay the exercise price. When a NQSO is exercised, we will be entitled to a deduction equal to the ordinary income that the participant recognizes.

If the amount a participant receives upon disposition of the Common Shares that the participant acquired by exercising a NQSO is greater than the aggregate exercise price that the participant paid, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Shares for more than one year after the participant acquired them by exercising the NQSO. Conversely, if the amount a participant receives upon disposition of the Common Shares that the participant acquired by exercising a NQSO is less than the aggregate exercise price the participant paid, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Shares for more than one year after the participant acquired them by exercising the NQSO.

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Stock Appreciation Rights. A participant will not recognize taxable income when a SAR is granted, and we will not receive a deduction at that time. When a SAR is exercised, a participant will recognize ordinary income equal to the excess of the cash and/or the fair market value of the Common Shares the participant receives over the aggregate exercise price of the SAR, if any, and we will be entitled to a corresponding deduction.

If the amount a participant receives upon disposition of the Common Shares that the participant acquired by exercising a SAR is greater than the aggregate exercise price that the participant paid, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Shares for more than one year after the participant acquired them by exercising the SAR. Conversely, if the amount a participant receives upon disposition of the Common Shares that the participant acquired by exercising a SAR is less than the aggregate exercise price that the participant paid, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Shares for more than one year after the participant acquired them by exercising the SAR.

Restricted Stock. Unless a participant makes an election under Section 83(b) of the Code (a “Section 83(b) Election”), the participant generally will not recognize taxable income when Restricted Stock is granted, and we will not receive a deduction at that time. Instead, a participant will recognize ordinary income when the Restricted Stock vests (i.e., when the underlying Common Shares are freely transferable or not subject to a substantial risk of forfeiture) equal to the fair market value of the Common Shares that the participant receives when the terms, conditions and restrictions have been met, less any consideration paid for the Restricted Stock, and we generally will be entitled to a deduction equal to the income that the participant recognizes.

If the amount a participant receives upon disposition of these Common Shares is greater than the fair market value of the Common Shares when the Restricted Stock vested, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Shares for more than one year after the Restricted Stock vested. Conversely, if the amount the participant receives upon disposition of these Common Shares is less than the fair market value of the Common Shares when the Restricted Stock vested, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Shares for more than one year after the Restricted Stock vested.

If a participant makes a Section 83(b) Election, the participant will recognize ordinary income on the grant date equal to the fair market value of the Common Shares subject to the Restricted Stock Award on the grant date, and we will be entitled to a deduction equal to the income that the participant recognizes at that time.

However, the participant will not recognize income when (and if) the Restricted Stock vests. If a participant who has made a Section 83(b) Election earns the Common Shares subject to a Restricted Stock Award, any appreciation between the grant date and the date the participant disposes of the Common Shares will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Shares for more than one year after the grant date. Conversely, if the amount the participant receives upon disposition of these Common Shares is less than the fair market value of the Common Shares on the grant date, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Shares for more than one year after the grant date. Also, if a participant forfeits his or her Restricted Stock, the participant cannot take a tax deduction in connection with the forfeiture of the Restricted Stock subject to a Section 83(b) Election.

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Other Stock-Based Awards; Performance-Based Awards. Generally, a participant will not recognize taxable income when an Other Stock-Based Award is granted, and we will not receive a deduction at that time. However, upon the settlement of an Other Stock-Based Award, the participant will recognize ordinary income equal to the cash and/or fair market value of the Common Shares that the participant receives, less the aggregate exercise price of the Other Stock-Based Award, if any. We generally will be entitled to a deduction equal to the income that the participant recognizes.

If the participant receives Common Shares upon the settlement of an Other Stock-Based Award and the amount the participant receives upon disposition of the Common Shares acquired upon the settlement of the Other Stock-Based Award is greater than the fair market value of the Common Shares when they were issued to the participant, the excess will be treated as a long-term or short-term capital gain, depending on whether the participant held the Common Shares for more than one year after they were issued. Conversely, if the amount the participant receives upon disposition of these Common Shares is less than the value of the Common Shares when they were issued, the difference will be treated as a long-term or short-term capital loss, depending on whether the participant held the Common Shares for more than one year after they were issued.

Section 409A. Section 409A of the Code imposes certain restrictions on amounts deferred under non-qualified deferred compensation plans and a 20% additional tax on amounts that are subject to, but do not comply with, Section 409A. Section 409A includes a broad definition of non-qualified deferred compensation plans, which includes certain types of equity incentive compensation. We intend for the Awards granted under the 2018 Equity Plan to comply with or be exempt from the requirements of Section 409A and the Treasury Regulations promulgated thereunder.

Section 162(m). Section 162(m) of the Code disallows a deduction for any compensation paid to certain “covered employees” during any year in excess of $1,000,000.

New Plan Benefits

All Awards granted under the 2018 Equity Plan will be at the discretion of the Compensation Committee and, in the case of Performance-Based Awards, dependent upon the Company’s future performance. As a result, the specific number and terms of Awards that (1) will be granted to participants or (2) would have been granted to participants during the 2017 fiscal year had the 2018 Equity Plan been in place, are not determinable.

The following table provides information as of December 31, 2017 with respect to the shares of First Defiance common stock that may be issued under First Defiance’s existing equity compensation plans. As stated above, if approved by the shareholders, the 2018 Equity Plan will replace the 2010 Equity Plan, which expires by its terms on April 20, 2020. Although awards outstanding under the 2010 Equity Plan will remain in effect in accordance with their respective terms, the number of securities available for future issuance as shown below will be eliminated.

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	Number of securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	43,200	$21.62	143,422

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PROPOSALS 4, 5, 6 AND 7

Overview of Proposals to Adopt Majority Voting Standard

In Proposals 4, 5, 6 and 7, our shareholders are being asked to approve amendments to certain provisions of our Articles of Incorporation (the “Articles of Incorporation”) and a corresponding provision in our Code of Regulations (the “Code of Regulations”) to eliminate any voting standards that require a greater than majority vote of our shareholders for approval (commonly referred to as “supermajority voting standards”). The proposed amendments, described in more detail below, will replace the remaining supermajority voting standards in our Articles of Incorporation and Code of Regulations with majority voting standards. After consideration of emerging trends among publicly traded companies and the benefits to the Company and its shareholders of adopting majority voting standards for all matters requiring shareholder approval, the Board of Directors has decided to recommend for approval by our shareholders the removal of these remaining supermajority voting standards from the Articles of Incorporation and Code of Regulations.

The following provisions of our Articles of Incorporation and Code of Regulations currently contain supermajority voting standards:

•	Amendments to the Code of Regulations. Article XVI of our Articles of Incorporation and Article IX of our Code of Regulations provide that the Code of Regulations may be repealed, altered, amended or rescinded by a shareholder vote of not less than two-thirds of the voting power of the Company. Proposals 4 and 5 respectively address the amendments to these provisions of our Articles of Incorporation and Code of Regulations.

•	Amendments to the Articles of Incorporation. Article XVII of our Articles of Incorporation provides that the provisions of Articles IV, VII, X, XI, XII, XIII, XIV, XV, XVI and XVII of the Articles of Incorporation may be repealed, altered, amended or rescinded by a shareholder vote of not less than seventy-five percent (75%) of the voting power of the Company. Proposal 6 addresses the amendment to this provision.

•	Certain Business Combinations. Article XV of the Articles of Incorporation provides that approval of certain business combinations involving the Company requires the affirmative vote of shareholders holding at least eighty percent (80%) of the outstanding FDEF common shares. Proposal 7 addresses the amendment to this provision.

Supermajority voting standards are designed to promote stability in corporate governance by requiring broad shareholder support to effect changes. However, evolving principles of corporate governance advise that the elimination of supermajority voting standards increases the board’s accountability to shareholders and provides shareholders with greater influence over corporate governance.

Different voting standards apply to certain of the provisions proposed for amendment at the Annual Meeting and, accordingly, we have submitted each amendment as a separate item for approval of our shareholders. The voting standard applicable to each proposed amendment is set forth, respectively, in Proposals 4, 5, 6 and 7 below. Because Proposals 4 and 5 are necessarily dependent on each other in order to achieve the purposes of these Proposals, we will not implement the amendment to the supermajority voting standard for amending our Code of Regulations unless our shareholders approve both Proposals 4 and 5. Other than Proposals 4 and 5, no proposal is conditioned upon the approval of any other proposal, and each proposal will be accepted or rejected separately.

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If one or more of the amendments to our Articles of Incorporation proposed in Proposals 4, 6 and 7 are approved by our shareholders, the approved amendments will become effective upon filing a Certificate of Amendment to the Articles of Incorporation with the Ohio Secretary of State immediately after the Annual Meeting; except that the amendment proposed in Proposal 4 will only be filed with the Ohio Secretary of State if the corresponding amendment to the Code of Regulations proposed in Proposal 5 is also approved by our shareholders. If Proposals 4 and 5 are both approved by our shareholders, the amendment to the Code of Regulations proposed in Proposal 5 would become effective immediately following the Annual Meeting.

If the shareholders do not approve any amendments proposed under Proposals 4, 5, 6 and 7, such amendments will not be made, and the existing provisions of the Articles of Incorporation and/or Code of Regulations, as appropriate, will remain in effect. Because Proposals 4 and 5 are conditioned on each other, neither proposal will be implemented without shareholder approval of the other.

Proposals 4 and 5: Removal of the Supermajority Voting Standard Applicable to

Amendments to the First Defiance Code of Regulations

Our Articles of Incorporation and Code of Regulations currently provide that our shareholders may repeal, alter, amend or rescind the Code of Regulations by an affirmative vote of at least two-thirds of the voting power of the Company entitled to vote on such proposal. The proposed amendment to the Articles of Incorporation under Proposal 4 and the proposed amendment to the Code of Regulations under Proposal 5 would allow our shareholders to take such action by the affirmative vote of a majority of the voting power of First Defiance entitled to vote on such proposal. Ohio law provides that a corporation’s code of regulations may be amended by the corporation’s shareholders by an affirmative vote of a majority of the voting power of said corporation, unless otherwise provided in such corporation’s code of regulations or articles of incorporation. Adopting a majority voting standard for our shareholders’ approval of amendments to the Code of Regulations would thus be consistent with the standard established by Ohio law.

Text of Proposed Amendments

The full text of the proposed amendment to Article XVI of our Articles of Incorporation and the proposed amendment to Article IX of our Code of Regulations to adopt a majority voting standard for our shareholders to repeal, alter, amend or rescind any provisions of the Company’s Code of Regulations is set forth in the attached Annex B to this Proxy Statement.

Required Vote

Approval of the amendment to Article XVI of our Articles of Incorporation, as proposed in Proposal 4, requires the affirmative vote of not less than seventy-five percent (75%) of the voting power of the Company entitled to vote thereon at the Annual Meeting. Approval of the amendment to Article IX of our Code of Regulations, as proposed in Proposal 5, requires the affirmative vote of at least two-thirds of the voting power of the Company entitled to vote thereon at the Annual Meeting. Abstentions and broker non-votes will have the effect of voting “AGAINST” Proposals 4 and 5.

Because Proposals 4 and 5 correspond to the same supermajority voting requirement, Proposals 4 and 5 must both receive shareholder approval for such proposals to be implemented following the Annual Meeting. If either Proposal 4 or Proposal 5 does not receive shareholder approval, neither proposal will be implemented.

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Proposal 6: Removal of the Supermajority Voting Standard Applicable to

Amendments to the First Defiance Articles of Incorporation

Our Articles of Incorporation currently provide that our shareholders may repeal, alter, amend or rescind certain Articles of the Articles of Incorporation by an affirmative vote of not less than seventy-five percent (75%) of the voting power of the Company entitled to vote on such proposal. The specific Articles to which this supermajority voting standard apply include the following:

•	Article IV – Number of directors;
•	Article VII – Indemnification by the Company;
•	Article X – Shareholder meetings and director nominations;
•	Article XI – Composition of the Board of Directors and election of directors;
•	Article XII – Removal of directors;
•	Article XIII – Duties of directors and limitations on liability of directors;
•	Article XIV – Five year prohibition on certain share purchases;
•	Article XV – Approval of certain business combinations;
•	Article XVI – Amendments to the Code of Regulations; and
•	Article XVII – Amendments to the Articles of Incorporation.

The proposed amendment under this Proposal 6 would allow our shareholders to amend any of the above Articles in the Articles of Incorporation by the affirmative vote of a majority of the voting power of the Company entitled to vote on such proposal. Ohio law permits a corporation to adopt a majority voting standard for approval by such corporation’s shareholders of any amendments to the above provisions of a corporation’s articles of incorporation. Amending our Articles of Incorporation to establish a majority voting standard with respect to the above provisions of the Articles of Incorporation would thus be consistent with Ohio law.

Text of Proposed Amendments

The full text of the proposed amendment to Article XVI of our Articles of Incorporation to adopt a majority voting standard for our shareholders to repeal, alter, amend or rescind Articles IV, VII, X, XI, XII, XIII, XIV, XV, XVI and XVII of the Articles of Incorporation is set forth in the attached Annex C to this Proxy Statement.

Required Vote

Approval of the amendment to Article XVI of our Articles of Incorporation, as proposed in this Proposal 6, requires the affirmative vote of not less than seventy-five percent (75%) of the voting power of the Company entitled to vote thereon at the Annual Meeting. Abstentions and broker non-votes will have the effect of voting “AGAINST” this proposal.

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Proposal 7: Removal of the Supermajority Voting Standard Applicable to

Approval of Certain Business Combinations

Under this Proposal 7, our shareholders are being asked to amend Article XV of our Articles of Incorporation to adopt a majority voting standard for approval of certain business combinations identified in Article XV between the Company and a “Related Person” (as defined in Article XV), in addition to any other voting requirements imposed under applicable law or the Articles of Incorporation. Article XV of our Articles of Incorporation currently provides that approval of such business combinations requires an affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of the Company entitled to vote on such proposal. The definition of “Related Person” in Article XV generally includes a party that beneficially owns 10% or more of the Company’s common shares or an affiliate of such party. The business combinations to which this supermajority voting standard apply include, without limitation, a merger, share exchange or consolidation between the Company and the Related Person; a sale, lease, exchange, transfer or other disposition of all or any substantial part of the Company’s assets to a Related Person; the issuance of the Company’s securities to a Related Person; the Company’s acquisition of any securities of a Related Person; a reclassification of the Company’s common stock or a recapitalization involving the Company’s common stock; or an agreement, contract or other arrangement to provide for any of the foregoing.

The supermajority voting standard set forth in Article XV for approval of specified business combinations between the Company and Related Persons is imposed in addition to any other requirements under applicable law. Ohio law also establishes restrictions on certain business combinations and other transactions, including, for example, mergers, consolidations, asset sales, share acquisitions, leases, loans and mortgages, between an “issuing public corporation” and an “interested shareholder,” including a three-year moratorium on the consummation of any such business combination or transactions. Following this three-year moratorium, the issuing public corporation may enter into the business combination or transaction if certain conditions and approval requirements are met.

The restrictions imposed under Article XV of the Articles of Incorporation are intended to protect the Company against the disruptive effects of takeover attempts and to provide our shareholders a voice in approving such business combinations with Related Persons. However, in light of evolving best practices that favor an increase in shareholder participation in corporate governance, the Board of Directors has determined that the supermajority voting standard imposed on approval of certain business combinations with Related Persons under Article XV, in addition to the anti-takeover protections afforded under Ohio law, may be overly burdensome and unnecessary. To conform the Company’s corporate governance with recognized best practices and allow our shareholders more influence over approval of the specified business combinations with Related Persons, the Board of Directors has determined that elimination of the supermajority voting standard in Article XV for approval of such business combinations with Related Persons would be in the best interests of the Company and its shareholders.

Text of Proposed Amendments

The full text of the proposed amendment to Article XV of our Articles of Incorporation to permit a majority of the outstanding shares of the Company to approve the business combinations identified in Article XV between the Company and Related Persons is set forth in the attached Annex D to this Proxy Statement.

Required Vote

Approval of the amendment to Article XV of our Articles of Incorporation, as proposed in this Proposal 7, requires the affirmative vote of not less than seventy-five percent (75%) of the voting power of the Company entitled to vote thereon at the Annual Meeting. Abstentions and broker non-votes will have the effect of voting “AGAINST” this proposal.

Your Board Recommends That You Vote FOR the
Amendments to the First Defiance Code of Regulations and Articles of Incorporation
To Eliminate the Supermajority Voting Requirements

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PROPOSAL 8

Ratification of the Appointment of Crowe Horwath LLP as Our Independent Registered Public Accounting Firm for 2018

The Audit Committee has selected Crowe Horwath LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. The Board is requesting that our shareholders ratify this selection. If our shareholders do not ratify the selection of Crowe Horwath, the Audit Committee may reconsider its selection. The Audit Committee expects that a representative from Crowe Horwath will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires, and will be available to respond to appropriate questions from shareholders.

Your Board Recommends That You Vote FOR ratification of Crowe Horwath.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Crowe Horwath was our independent registered public accounting firm for the fiscal years ended December 31, 2017 and 2016, and has reported on our consolidated financial statements.

Audit Fees

The following table sets forth the aggregate fees that we paid to Crowe Horwath for audit and non-audit services in 2017 and 2016. The table lists audit fees, audit related fees, tax fees and all other fees.

Services Rendered	2017	2016
Audit Fees	$420,500	$330,000
Audit-Related Fees	40,111	123,601
Tax Fees	114,395	69,915
All Other Fees	-	2,898
Total fees paid	$575,006	$526,414

Audit-related fees relate to services for acquisition services, employee benefit plan audits and the audits of the captive insurance company. Tax fees consist of fees related to the preparation of tax returns and consulting services relating to the company’s prepared tax model and low income housing tax credits.

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AUDIT COMMITTEE REPORT

The Audit Committee is comprised of six directors, all of whom are considered “independent” under NASDAQ listing standards.

The Audit Committee oversees First Defiance’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal control. In fulfilling its oversight responsibilities, the Committee reviewed with management the audited financial statements in the Annual Report on Form 10-K, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also reviews the effectiveness of First Defiance’s system of internal controls, including a review of the process used by management to evaluate the effectiveness of the system of internal control.

The Committee reviewed with Crowe Horwath its judgment as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed under their professional standards. The Committee received the written disclosures and the letter from Crowe Horwath required by applicable requirements of the Public Company Accounting Oversight Board regarding Crowe Horwath’s communications with the Committee concerning independence. In addition, the Committee discussed with Crowe Horwath its independence from management and the Company, including the matters required to be discussed by Auditing Standard No. 1301, and considered the compatibility of non-audit services with the auditors’ independence. The Committee also pre-approved all professional services provided to the Company by the independent registered public accounting firm.

The Committee discussed with the Company’s internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Committee meets with the internal auditor and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Committee held five meetings during 2017.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC. The Committee and the Board have also approved the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

John Bookmyer, Chairman

Terri A. Bettinger

Jean Hubbard

Charles D. Niehaus

Samuel S. Strausbaugh

February 27, 2018

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OTHER MATTERS

Each proxy confers discretionary authority on the Board to vote the proxy for the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the Annual Meeting. Management is not aware of any business to come before the Annual Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The Company will pay the costs of this proxy solicitation, including the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries who are record holders of shares not beneficially owned by them, for forwarding the proxy materials to, and obtaining proxies from, the beneficial owners of our shares entitled to vote at the Annual Meeting. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation for such solicitations. We have retained Alliance Advisors, LLC, a proxy soliciting firm, to assist in the solicitation of proxies for the Annual Meeting for an estimated cost of $7,500, including a fee of $2,000 and reimbursement of expenses.

SHAREHOLDER PROPOSALS

Any proposal which a shareholder wishes to have included in the proxy solicitation materials to be used in connection with the next annual meeting of shareholders of First Defiance must be received at the main office of First Defiance no later than November 12, 2018. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for the next annual meeting of shareholders. In addition, if a shareholder intends to present a proposal at the 2019 Annual Meeting of Shareholders of First Defiance without including the proposal in the proxy solicitation materials relating to that meeting, and if the proposal is not received by February 23, 2019, then the proxies designated by the Board of Directors of First Defiance for the 2019 annual meeting may vote proxies in their discretion on any such proposal without mention of such matter in the proxy solicitation materials or on the proxy card for such meeting.

ANNUAL REPORTS AND FINANCIAL STATEMENTS

Our shareholders as of the Voting Record Date are being provided with a copy of our Annual Report to Shareholders and Form 10-K for the year ended December 31, 2017 (“Annual Report”). Included in the Annual Report are the consolidated financial statements of First Defiance as of December 31, 2017 and 2016, and for each of the years in the three-year period ended December 31, 2017, prepared in accordance with generally accepted accounting principles, and the related reports of our independent registered public accounting firm. The Annual Report is not a part of this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

Donald P. Hileman, President and
Chief Executive Officer
_______________, 2018
Defiance, Ohio

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Annex A

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FIRST DEFIANCE FINANCIAL CORP.

2018 EQUITY INCENTIVE PLAN

The purpose of the Plan is to promote the Company’s long-term financial success and increase shareholder value by motivating performance through incentive compensation. The Plan also is intended to encourage Participants to acquire ownership interests in the Company, attract and retain talented employees and directors and enable Participants to participate in the Company’s long-term growth and financial success.

ARTICLE I

DEFINITIONS

When used in the Plan, the following capitalized words, terms and phrases shall have the meanings set forth in this Article I. For purposes of the Plan, the form of any word, term or phrase shall include any and all of its other forms.

1.1       “Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor thereto.

1.2       “Affiliate” shall mean any entity with whom the Company would be considered a single employer under Section 414(b) or (c) of the Code, but modified as permitted under Treasury Regulations promulgated under any Code section relevant to the purpose for which the definition is applied.

1.3       “Award” shall mean any Nonqualified Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Stock, Performance Board Award, or Other Stock-Based Award granted pursuant to the Plan.

1.4       “Award Agreement” shall mean any written or electronic agreement between the Company and a Participant that describes the terms and conditions of an Award. If there is a conflict between the terms of the Plan and the terms of an Award Agreement, the terms of the Plan shall govern.

1.5       “Board” shall mean the Board of Directors of the Company.

1.6       “Cause” shall mean, unless otherwise provided in the related Award Agreement or in any employment agreement between the Participant and the Company or any Affiliate or in any other agreement between the Participant and the Company or any Affiliate (but only within the context of the events contemplated by the employment agreement or other agreement, as applicable), a Participant’s: (a) willful and continued failure to substantially perform assigned duties; (b) gross misconduct; (c) breach of any term of any agreement with the Company or any Affiliate, including the Plan and any Award Agreement; (d) conviction of (or plea of no contest or nolo contendere to) (i) a felony or a misdemeanor that originally was charged as a felony but which was subsequently reduced to a misdemeanor through negotiation with the charging entity or (ii) a crime other than a felony, which involves a breach of trust or fiduciary duty owed to the Company or any Affiliate; or (e) violation of the Company’s code of conduct or any other policy of the Company or any Affiliate that applies to the Participant. Notwithstanding the foregoing, Cause will not arise solely because the Participant is absent from active employment during periods of vacation, consistent with the Company’s applicable vacation policy, or other period of absence approved by the Company.

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1.7       “Change in Control” shall mean, unless otherwise provided in any employment agreement between the Participant and the Company or any Affiliate or in any other agreement between the Participant and the Company or any Affiliate (but only within the context of events contemplated by the employment agreement or other agreement, as applicable), the occurrence of any of the following:

(a)       the members of the Board on the effective date of this Plan (the “Incumbent Directors”) cease for any reason other than death to constitute at least a majority of the members of the Board; provided however, that any individual becoming a director after the effective date of this Plan whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the then Incumbent Directors shall also be treated as an Incumbent Director, but excluding any individual whose initial assumption of office occurs as a result of a proxy contest or any agreement arising out of an actual or threatened proxy contest;

(b)       the acquisition by any person or group (within the meaning of Sections 13(d) and 14(d)(2) of the Act), other than the Company, any Subsidiary or any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act), directly or indirectly, of thirty percent (30%) or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors of the Company; provided, however, that the provisions of this paragraph (b) shall not include the acquisition of voting securities by any entity or person with respect to which that acquirer has filed SEC Schedule 13G (or any successor form or filing) indicating that the voting securities were not acquired and are not held for the purpose of or with the effect of changing or influencing, directly or indirectly, the Company’s management or policies, unless and until that entity or person indicates that its intent has changed by filing SEC Schedule 13D (or any successor form or filing);

(c)       the consummation of a merger, consolidation or other business combination of the Company with or into another entity, or the acquisition by the Company of assets or shares or equity interests of another entity, as a result of which the stockholders of the Company immediately prior to such merger, consolidation, other business combination or acquisition, do not, immediately thereafter, beneficially own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity resulting from such merger, consolidation or other business combination or the Company;

(d)       the sale or other disposition of all or substantially all of the assets of the Company; or

(e)       the liquidation or dissolution of the Company.

Notwithstanding the foregoing, with respect to the payment, exercise or settlement of any Award that is subject to Section 409A of the Code (and for which no exception applies), a Change in Control shall be deemed not to have occurred unless the events or circumstances constituting a Change in Control also constitute a “change in control event” within the meaning of Section 409A of the Code and the Treasury Regulations promulgated thereunder.

1.8       “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

1.9       “Committee” shall mean the Compensation Committee of the Board, which will be comprised of at least two (2) directors, each of whom is a “non-employee” director within the meaning of Rule 16b-3 under the Act.

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1.10       “Company” shall mean First Defiance Financial Corp., an Ohio corporation, and any successor thereto.

1.11       “Consultant” shall mean any person who renders services to the Company or any of its Affiliates other than an Employee or a Director.

1.12       “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

1.13       “Director” shall mean a person who is a member of the Board, excluding any member who is an Employee.

1.14       “Disability” shall mean:

(a)       with respect to an Incentive Stock Option, “disability” as defined in Section 22(e)(3) of the Code;

(b)       with respect to the payment, exercise or settlement of any Award that is (or becomes) subject to Section 409A of the Code (and for which no exception applies), (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, (ii) the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees of the Participant’s employer, or (iii) the Participant is determined to be totally disabled by the Social Security Administration or Railroad Retirement Board; and

(c)       with respect to a Participant’s right to exercise or receive settlement of any Award or with respect to the payment, exercise or settlement of any Award not described in subsection (a) or (b) of this definition, a Participant’s inability (established by an independent physician selected by the Committee and reasonably acceptable to the Participant or to the Participant’s legal representative) due to illness, accident or otherwise to perform his or her duties, which is expected to be permanent or for an indefinite duration longer than twelve (12) months.

1.15       “Employee” shall mean any person who is a common law employee of the Company or any Affiliate. A person who is classified as other than a common-law employee but who is subsequently reclassified as a common law employee of the Company or any Affiliate for any reason and on any basis shall be treated as a common law employee only from the date that reclassification occurs and shall not retroactively be reclassified as an Employee for any purpose under the Plan.

1.16       “Fair Market Value” shall mean the value of one Share on any relevant date, determined under the following rules:

(a)       If the Shares are traded on an exchange, the reported “closing price” on the relevant date if it is a trading day, otherwise on the next trading day;

(b)       If the Shares are traded over-the-counter with no reported closing price, the mean between the lowest bid and the highest asked prices on that quotation system on the relevant date if it is a trading day, otherwise on the next trading day; or

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(c)       If neither (a) nor (b) applies, (i) with respect to Options, Stock Appreciation Rights and any Award that is subject to Section 409A of the Code, the value as determined by the Committee through the reasonable application of a reasonable valuation method, taking into account all information material to the value of the Company, within the meaning of Section 409A of the Code and the Treasury Regulations promulgated thereunder, and (ii) with respect to all other Awards, the fair market value as determined by the Committee in good faith.

1.17       “Incentive Stock Option” shall mean an Option that is intended to meet the requirements of Section 422 of the Code.

1.18       “Nonqualified Stock Option” shall mean an Option that is not intended to be an Incentive Stock Option.

1.19       “Option” shall mean an option to purchase Shares which is granted pursuant to Article V of the Plan. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

1.20       “Other Stock-Based Award” shall mean an Award granted pursuant to Article VIII of the Plan.

1.21       “Participant” shall mean an Employee, Director or Consultant who is granted an Award under the Plan.

1.22       “Performance-Based Award” shall mean an Award described in Article IX of the Plan.

1.23       “Plan” shall mean the First Defiance Financial Corp. 2018 Equity Incentive Plan, as set forth herein and as may be amended from time to time.

1.24       “Prior Plan” shall mean the First Defiance Financial Corp. 2010 Equity Incentive Plan, as amended.

1.25       “Restricted Stock” shall mean an Award granted pursuant to Article VII of the Plan through which a Participant is issued Shares which are subject to specified restrictions on vesting and transferability.

1.26       “Retirement” shall mean, unless otherwise specified in an Award Agreement, in the case of an Employee, the retirement from the employ of the Company under one or more of the retirement plans of the Company, or as otherwise specified by the Committee and, in the case of Director, shall mean the retirement from the Board at any time after the Director attains age fifty-five (55) and has served at least five (5) years as a Director.

1.27       “Shares” shall mean the common shares, par value $0.01 per share, of the Company or any security of the Company issued in satisfaction, exchange or in place of these shares.

1.28       “Stock Appreciation Right” shall mean an Award granted pursuant to Article VI of the Plan through which a Participant is given the right to receive the difference between the Fair Market Value of a Share on the date of grant and the Fair Market Value of a Share on the date of exercise of the Award.

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1.29       “Subsidiary” shall mean: (a) with respect to an Incentive Stock Option, a “subsidiary corporation” as defined under Section 424(f) of the Code; and (b) for all other purposes under the Plan, any corporation or other entity in which the Company owns, directly or indirectly, a proprietary interest of more than fifty (50%) by reason of stock ownership or otherwise.

ARTICLE II

SHARES SUBJECT TO THE PLAN

2.1       Number of Shares Available for Awards. Subject to this Article II, the number of Shares with respect to which Awards may be granted under the Plan shall be 450,000, all of which may be granted with respect to Incentive Stock Options. The Shares may consist, in whole or in part, of treasury Shares, authorized but unissued Shares not reserved for any other purpose or Shares purchased by the Company or an independent agent in either a private transaction or in the open market. Subject to this Article II, the number of Shares available for issuance under the Plan shall be reduced by one (1) Share for each Share subject to a grant of an Award, and any Shares underlying an Award that become available for future grant under the Plan pursuant to Section 2.2 shall be added back to the Plan. Without limiting the foregoing, with respect to any Stock Appreciation Right that is settled in Shares, the full number of Shares subject to the Award shall count against the number of Shares available for Awards under the Plan regardless of the number of Shares used to settle the Stock Appreciation Right upon exercise.

2.2       Share Usage. In addition to the number of Shares provided for in Section 2.1, the following Shares shall be available for Awards under the Plan: (a) Shares covered by an Award or a Prior Plan Award that expires or is forfeited, canceled, surrendered or otherwise terminated without the issuance of such Shares; (b) Shares covered by an Award or a Prior Plan Award that, by its terms, may be settled only in cash; (c) Shares granted through the assumption of, or in substitution for, outstanding awards granted by a company to individuals who become Employees, Directors or Consultants as the result of a merger, consolidation, acquisition or other corporate transaction involving such company and the Company or any of its Affiliates; and (d) any Shares from awards exercised for or settled in vested and nonforfeitable Shares that are later returned to the Company pursuant to any compensation recoupment policy, provision or agreement.

2.3       Adjustments. In the event of any Share dividend, Share split, recapitalization (including payment of an extraordinary dividend), merger, reorganization, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of Shares or any other change affecting the Shares, the Committee shall make such substitutions and adjustments, if any, as it deems equitable and appropriate to: (a) the aggregate number of Shares that may be issued under the Plan; (b) any Share-based limits imposed under the Plan; and (c) the exercise price, number of Shares and other terms or limitations applicable to outstanding Awards. Notwithstanding the foregoing, an adjustment pursuant to this Section 2.3 shall be made only to the extent such adjustment complies, to the extent applicable, with Section 409A of the Code.

ARTICLE III

ADMINISTRATION

3.1       In General. The Plan shall be administered by the Committee. The Committee shall have full power and authority to: (a) interpret the Plan and any Award Agreement; (b) establish, amend and rescind any rules and regulations relating to the Plan; (c) select Participants; (d) establish the terms and conditions of any Award consistent with the terms and conditions of the Plan; and (e) make any other determinations that it deems necessary or desirable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable. Any decision of the Committee in the interpretation and administration of the Plan shall be made in the Committee’s sole and absolute discretion and shall be final, conclusive and binding on all persons.

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3.2       Delegation of Duties. In its sole discretion, the Committee may delegate any ministerial duties associated with the Plan to any person (including Employees) it deems appropriate; provided, however, that the Committee may not delegate (a) any duties that it is required to discharge to comply with Section 162(m) of the Code or any other applicable law; (b) its authority to grant Awards to any Participant who is subject to Section 16 of the Act; and (c) its authority under the Company’s equity award granting policy that may be in effect from time to time.

ARTICLE IV

ELIGIBILITY

Any Employee, Director or Consultant selected by the Committee shall be eligible to be a Participant in the Plan; provided, however, that Incentive Stock Options shall only be granted to Employees who are employed by the Company or any of its Subsidiaries.

ARTICLE V

OPTIONS

5.1       Grant of Options. Subject to the terms and conditions of the Plan, Options may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

5.2       Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Option, the number of Shares covered by the Option, the conditions upon which the Option shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

5.3       Exercise Price. The exercise price per Share of an Option shall be determined by the Committee at the time the Option is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price of any Option be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

5.4       Term. The term of an Option shall be determined by the Committee and set forth in the related Award Agreement; provided, however, that in no event shall the term of any Option exceed ten (10) years from its date of grant.

5.5       Exercisability. Options shall become exercisable at such times and upon such terms and conditions as shall be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (a) performance goals; and (b) time-based vesting requirements.

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5.6       Exercise of Options. Except as otherwise provided in the Plan or in a related Award Agreement, an Option may be exercised for all or any portion of the Shares for which it is then exercisable. An Option shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Committee which sets forth the number of Shares with respect to which the Option is to be exercised and full payment of the exercise price for such Shares. The exercise price of an Option may be paid: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the aggregate exercise price; provided that such Shares had been held for at least six (6) months or such other period required to obtain favorable accounting treatment; (c) by a cashless exercise (including by withholding Shares deliverable upon exercise and through a broker-assisted arrangement to the extent permitted by applicable law); (d) by a combination of the methods described in clauses (a), (b) and/or (c); or (e) though any other method approved by the Committee in its sole discretion. As soon as practicable after receipt of the notification of exercise and full payment of the exercise price, the Company shall cause the appropriate number of Shares to be issued to the Participant. An Option may be settled in full Shares, cash or a combination thereof, as specified by the Committee in a related Award Agreement.

5.7       Special Rules Applicable to Incentive Stock Options. Notwithstanding any other provision in the Plan to the contrary:

(a)       The terms and conditions of Incentive Stock Options shall be subject to and comply with the requirements of Section 422 of the Code.

(b)       The aggregate Fair Market Value of the Shares (determined as of the date of grant) with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) may not be greater than $100,000 (or such other amount specified in Section 422 of the Code), as calculated under Section 422 of the Code.

(c)       No Incentive Stock Option shall be granted to any Participant who, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless (i) the exercise price of such Incentive Stock Option is at least one hundred and ten percent (110%) of the Fair Market Value of a Share on the date the Incentive Stock Option is granted and (ii) the date on which such Incentive Stock Option will expire is not later than five (5) years from the date the Incentive Stock Option is granted.

ARTICLE VI

STOCK APPRECIATION RIGHTS

6.1       Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

6.2       Award Agreement. Each Stock Appreciation Right shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the Stock Appreciation Right, the number of Shares covered by the Stock Appreciation Right, the conditions upon which the Stock Appreciation Right shall become vested and exercisable and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

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6.3       Exercise Price. The exercise price per Share of a Stock Appreciation Right shall be determined by the Committee at the time the Stock Appreciation Right is granted and shall be specified in the related Award Agreement; provided, however, that in no event shall the exercise price of any Stock Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

6.4       Term. The term of a Stock Appreciation Right shall be determined by the Committee and set forth in the related Award Agreement; provided however, that in no event shall the term of any Stock Appreciation Right exceed ten (10) years from its date of grant.

6.5       Exercisability of Stock Appreciation Rights. A Stock Appreciation Right shall become exercisable at such times and upon such terms and conditions as may be determined by the Committee and set forth in the related Award Agreement. Such terms and conditions may include, without limitation, the satisfaction of (a) performance goals; and (b) time-based vesting requirements.

6.6       Exercise of Stock Appreciation Rights. Except as otherwise provided in the Plan or in a related Award Agreement, a Stock Appreciation Right may be exercised for all or any portion of the Shares for which it is then exercisable. A Stock Appreciation Right shall be exercised by the delivery of a notice of exercise to the Company or its designee in a form specified by the Committee which sets forth the number of Shares with respect to which the Stock Appreciation Right is to be exercised. Upon exercise, a Stock Appreciation Right shall entitle a Participant to an amount equal to (a) the excess of (i) the Fair Market Value of a Share on the exercise date over (ii) the exercise price per Share, multiplied by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised. A Stock Appreciation Right may be settled in full Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

ARTICLE VII

RESTRICTED STOCK

7.1       Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Shares of Restricted Stock may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion.

7.2       Award Agreement. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall specify the number of Shares of Restricted Stock, the restricted period(s) applicable to the Shares of Restricted Stock, the conditions upon which the restrictions on the Shares of Restricted Stock will lapse and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

7.3       Terms, Conditions and Restrictions.

(a)       The Committee shall impose such other terms, conditions and/or restrictions on any Shares of Restricted Stock as it may deem advisable, including, without limitation, a requirement that the Participant pay a purchase price for each Share of Restricted Stock, restrictions based on the achievement of specific performance goals, time-based restrictions or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock.

(b)       To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all terms, conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

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(c)       Unless otherwise provided in the related Award Agreement or required by applicable law, the restrictions imposed on Shares of Restricted Stock shall lapse upon the expiration or termination of the applicable restricted period and the satisfaction of any other applicable terms and conditions.

7.4       Rights Associated with Restricted Stock during Restricted Period. During any restricted period applicable to Shares of Restricted Stock:

(a)       Such Shares of Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

(b)       Unless otherwise provided in the related Award Agreement, (i) the Participant shall be entitled to exercise full voting rights associated with such Shares of Restricted Stock and (ii) the Participant shall be entitled to all dividends and other distributions paid with respect to such Shares of Restricted Stock during the restricted period; provided, however, that receipt of any such dividends or other distributions will be subject to the same terms and conditions as the Shares of Restricted Stock with respect to which they are paid.

ARTICLE VIII

OTHER STOCK-BASED AWARDS

8.1       Grant of Other Stock-Based Awards. Subject to the terms and conditions of the Plan, Other Stock-Based Awards may be granted to Participants in such number, and upon such terms and conditions, as shall be determined by the Committee in its sole discretion. Other Stock-Based Awards are Awards that are valued in whole or in part by reference to, or otherwise based on the Fair Market Value of, the Shares, and shall be in such form as the Committee shall determine, including without limitation, (a) unrestricted Shares or (b) time-based or performance-based restricted stock units that are settled in Shares and/or cash.

8.2       Award Agreement. Each Other Stock-Based Award shall be evidenced by an Award Agreement that shall specify the terms and conditions upon which the Other Stock-Based Award shall become vested, if applicable, the time and method of settlement, the form of settlement and such other terms and conditions as the Committee shall determine and which are not inconsistent with the terms and conditions of the Plan.

8.3       Form of Settlement. An Other Stock-Based Award may be settled in full Shares, cash or a combination thereof, as specified by the Committee in the related Award Agreement.

8.4       Dividend Equivalents. Awards of Other Stock-Based Awards may provide the Participant with dividend equivalents, as determined by the Committee in its sole discretion and set forth in the related Award Agreement.

ARTICLE IX

PERFORMANCE-BASED AWARDS

Subject to the terms and conditions of the Plan, Performance-Based Awards may be granted to Participants in such amounts and upon such other terms and conditions as shall be determined by the Committee in its sole discretion. Each Performance-Based Award shall be evidenced by an Award Agreement that shall specify the payment amount or payment range, the time and method of settlement and other terms and conditions, as applicable, of such Award including, that the vesting and/or payment of the Award is subject to the attainment of one (1) or more performance goals during a performance period established by the Committee.

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ARTICLE X

TERMINATION OF EMPLOYMENT OR SERVICE

With respect to each Award granted under the Plan, the Committee shall, subject to the terms and conditions of the Plan, determine the extent to which the Award shall vest and the extent to which the Participant shall have the right to exercise and/or receive settlement of the Award on or following the Participant’s termination of employment or services with the Company and/or any of its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the related Award Agreement, need not be uniform among all Awards granted under the Plan and may reflect distinctions based on the reasons for termination.

ARTICLE XI

CHANGE IN CONTROL

11.1       Effect of Change in Control. Except as otherwise provided in the related Award Agreement, in the event of a Change in Control, the Committee, in its sole discretion, may take such actions, if any, as it deems necessary or desirable with respect to any Award that is outstanding as of the date of the consummation of the Change in Control. Such actions may include, without limitation: (a) the acceleration of the vesting, settlement and/or exercisability of an Award; (b) the payment of a cash amount in exchange for the cancellation of an Award; and/or (c) the issuance of substitute Awards that substantially preserve the value, rights and benefits of any affected Awards. Any action relating to an Award that is subject to Section 409A of the Code shall be consistent with the requirements thereof.

11.2       Golden Parachute Limitations. Except as otherwise provided in any other written agreement between the Company or any Affiliate and a Participant, including any Award Agreement, if the sum of the amounts payable under the Plan and those provided under all other plans, programs or agreements between the Participant and the Company or any Affiliate constitutes a “parachute payment” as defined in Section 280G of the Code, the Company will reduce any payments to the minimum extent necessary to avoid the imposition of an excise tax under Section 4999 of the Code or a loss of deduction under Section 280G of the Code. Any reduction pursuant to this Section 11.2 shall be made in compliance with Section 409A of the Code.

ARTICLE XII

AMENDMENT OR TERMINATION OF THE PLAN

12.1       In General. The Board or the Committee may amend or terminate the Plan at any time; provided, however, that no amendment or termination shall be made without the approval of the Company’s stockholders to the extent that (a) the amendment materially increases the benefits accruing to Participants under the Plan, (b) the amendment materially increases the aggregate number of Shares authorized for grant under the Plan (excluding an increase in the number of Shares that may be issued under the Plan as a result of Section 2.3, (c) the amendment materially modifies the requirements as to eligibility for participation in the Plan, or (d) such approval is required by any law, regulation or stock exchange rule.

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12.2       Repricing. Except for adjustments made pursuant to Section 2.3 of the Plan, in no event may the Board or the Committee amend the terms of an outstanding Award to reduce the exercise price of an outstanding Option or Stock Appreciation Right or cancel an outstanding Option or Stock Appreciation Right in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Option or Stock Appreciation Right without shareholder approval.

ARTICLE XIII

TRANSFERABILITY

13.1       Except as described in Section 13.2 or as provided in a related Award Agreement, an Award may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except by will or the laws of descent and distribution and, during a Participant’s lifetime, may be exercised only by the Participant or the Participant’s guardian or legal representative. Notwithstanding any provision contained in this Article XIII, no Award may be transferred by a Participant for value or consideration.

13.2       Unless otherwise specifically designated by the Participant in writing, a Participant’s beneficiary under the Plan shall be the Participant’s spouse or, if no spouse survives the Participant, the Participant’s estate.

ARTICLE XIV

MISCELLANEOUS

14.1       No Right to Continue Services or to Awards. The granting of an Award under the Plan shall impose no obligation on the Company or any Affiliate to continue the employment or services of a Participant or interfere with or limit the right of the Company or any Affiliate to terminate the services of any Employee, Director or Consultant at any time. In addition, no Employee, Director or Consultant shall have any right to be granted any Award, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards and the Committee’s interpretations and determinations with respect thereto need not be the same with respect to each Participant.

14.2       Tax Withholding.

(a)       The Company or an Affiliate, as applicable, shall have the power and the right to deduct, withhold or collect any amount required by law or regulation to be withheld with respect to any taxable event arising with respect to an Award granted under the Plan. This amount may, as determined by the Committee in its sole discretion, be (i) withheld from other amounts due to the Participant, (ii) withheld from the value of any Award being settled or any Shares being transferred in connection with the exercise or settlement of an Award or (iii) withheld from the vested portion of any Award (including the Shares transferable thereunder), whether or not being exercised or settled at the time the taxable event arises, or (iv) collected directly from the Participant.

(b)       Subject to the approval of the Committee, a Participant may elect to satisfy the withholding requirement, in whole or in part, by having the Company or an Affiliate, as applicable, withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction, or a higher level of withholding elected by the Participant; provided that such Shares would otherwise be distributable to the Participant at the time of the withholding and if such Shares are not otherwise distributable at the time of the withholding, provided that the Participant has a vested right to distribution of such Shares at such time. All such elections shall be irrevocable and made in writing and shall be subject to any terms and conditions that the Committee, in its sole discretion, deems appropriate.

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14.3       Requirements of Law. The grant of Awards and the issuance of Shares shall be subject to all applicable laws, rules and regulations (including applicable federal and state securities laws) and to all required approvals of any governmental agencies or national securities exchange, market or other quotation system. Without limiting the foregoing, the Company shall have no obligation to issue Shares under the Plan prior to (a) receipt of any approvals from any governmental agencies or national securities exchange, market or quotation system that the Committee deems necessary and (b) completion of registration or other qualification of the Shares under any applicable federal or state law or ruling of any governmental agency that the Committee deems necessary.

14.4       Legends. Certificates for Shares delivered under the Plan may be subject to such stock transfer orders and other restrictions that the Committee deems advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or other recognized market or quotation system upon which the Shares are then listed or traded, or any other applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any certificates issued under the Plan to make appropriate reference to restrictions within the scope of this Section 14.4.

14.5       Uncertificated Shares. To the extent that the Plan provides for the issuance of certificates to reflect the transfer of Shares, the transfer of Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

14.6       Governing Law. The Plan and all Award Agreements shall be governed by and construed in accordance with the laws of (other than laws governing conflicts of laws) the State of Ohio, except to the extent that the laws of the state in which the Company is incorporated are mandatorily applicable.

14.7       No Impact on Benefits. Awards are not compensation for purposes of calculating a Participant’s rights under any employee benefit plan that does not specifically require the inclusion of Awards in calculating benefits.

14.8       Rights as a Shareholder. Except as otherwise provided in the Plan or in a related Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by an Award unless and until the Participant becomes the record holder of such Shares.

14.9       Successors and Assigns. The Plan shall be binding on all successors and assigns of the Company and each Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

14.10       Section 409A of the Code.

(a)       Awards granted pursuant to the Plan that are subject to Section 409A of the Code, or that are subject to Section 409A but for which an exception from Section 409A of the Code applies, are intended to comply with or be exempt from Section 409A of the Code and the Treasury Regulations promulgated thereunder, and the Plan shall be interpreted, administered and operated accordingly.

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(b)       If a Participant is determined to be a “specified employee” (within the meaning of Section 409A of the Code and as determined under the Company’s policy for determining specified employees), the Participant shall not be entitled to payment or to distribution of any portion of an Award that is subject to Section 409A of the Code (and for which no exception applies) and is payable or distributable on account of the Participant’s “separation from service” (within the meaning of Section 409A of the Code) until the expiration of six (6) months from the date of such separation from service (or, if earlier, the Participant’s death). Such Award, or portion thereof, shall be paid or distributed on the first (1st) business day of the seventh (7th) month following such separation from service.

(c)       Nothing in the Plan shall be construed as an entitlement to or guarantee of any particular tax treatment to a Participant, and none of the Company, its Affiliates, the Board or the Committee shall have any liability with respect to any failure to comply with the requirements of Section 409A of the Code.

14.11       Savings Clause. In the event that any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

ARTICLE XV

EFFECTIVE DATE AND TERM OF THE PLAN

The effective date of the Plan is _______________, 2018. No Incentive Stock Options shall be granted under the Plan after _______________, 2028 and no other Awards shall be granted under the Plan after the tenth anniversary of the effective date of the Plan or, if earlier, the date the Plan is terminated. Notwithstanding the foregoing, the termination of the Plan shall not preclude the Company from complying with the terms of Awards outstanding on the date the Plan terminates.

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Annex B

ARTICLES OF INCORPORATION

ARTICLE XVI

Amendment of Code of Regulations

The Code of Regulation may be made, repealed, altered, amended or rescinded by the stockholders of the Corporation by the vote of the holders of not less than ~~two thirds~~a majority of the voting power of the Corporation entitled to vote at a meeting of stockholders called for that purpose.

CODE OF REGULATIONS

ARTICLE IX

Amendments

In accordance with the Corporation’s Articles of Incorporation, this Code of Regulations may be repealed, altered, amended or rescinded by the stockholders of the Corporation by vote of not less than ~~two thirds~~a majority of the outstanding voting power of the Corporation entitled to vote at a meeting of the stockholders called for that purpose.

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Annex C

ARTICLES OF INCORPORATION

ARTICLE XVII

Amendment of Article of Incorporation

The Corporation reserves the right to repeal, alter, amend or rescind any provision contained in these Articles in the manner now or hereafter prescribed by law upon the affirmative vote of at least a majority of the voting power of the Corporation, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions of Articles IV, VII, X, XI, XII, XIII, XIV, XV, XVI and this Article XVII of these Articles may not be repealed, replaced, altered, amended or rescinded in any respect unless the same is approved by the affirmative vote of the holders of not less than ~~75 percent~~a majority of the voting power of the Corporation entitled to vote at a meeting of stockholders called for that purpose (provided that notice of such proposed adoption, repeal, replacement, alteration, amendment or rescission is included in the notice of such meeting).

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Annex D

ARTICLES OF INCORPORATION

ARTICLE XV

Business Combinations

The shareholder vote required to approve a Business Combination (as hereinafter defined) shall be as set forth in this Article XV, in addition to any other requirements under applicable law.

A. (1) Except as otherwise expressly provided in this Article XV, the affirmative vote of the holders of (i) at least ~~80%~~a majority of the outstanding shares entitled to vote thereon (and, if any class or series of shares is entitled to vote thereon separately, the affirmative vote of the holders of at least two-thirds of the outstanding shares of each such class or series) and (ii) a majority of the outstanding shares entitled to vote thereon not including shares deemed beneficially owned by a Related Person (as hereinafter defined) shall be required in order to authorize any of the following:

(a)	any merger, share exchange or consolidation of the Corporation with or into a Related Person;

(b)	any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage, or any other security device, of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation (including, without limitation, any voting securities of a subsidiary) or of a subsidiary to a Related Person;

(c)	any merger or consolidation of a Related Person with or into the Corporation or a subsidiary;

(d)	any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage, or any other capital device, of all or any Substantial Part of the assets of a Related Person to the Corporation or a subsidiary;

(e)	the issuance of any securities of the Corporation or a subsidiary to a Related Person;

(f)	the acquisition by the Corporation or a subsidiary of any securities of a Related Person;

(g)	any reclassification of the common stock of the Corporation, or any recapitalization involving the common stock of the Corporation; and

(h)	any agreement, contract or other arrangement providing for any of the transactions described in this Paragraph A.

(2) Such affirmative vote shall be required notwithstanding any other provision of these Articles, any provision of law, or any agreement with any national securities exchange or automated quotation system which might otherwise permit a lesser vote or no vote.

(3) The term “Business Combination” as used in this Article XV shall mean any transaction which is referred to in any one or more of Paragraphs (l)(a) through (1)(h) of this Article XV.

B. The provisions of Paragraph (A) of this Article shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by any other provisions of these Articles, any provisions of law or any agreement with any federal regulatory agency, national securities exchange or automated quotation system, if the Business Combination shall have been approved by at least two-thirds of the Continuing Directors (as hereinafter defined); provided, however, that such approval shall be effective only if obtained at a meeting at which a Continuing Director Quorum (as hereinafter defined) is present.

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C. For the purpose of this Article XV the following definitions apply:

(1) The term “Related Person” shall mean (a) any individual, corporation, partnership or other person or entity which together with its “affiliates” (as that term is defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934) “beneficially owns” (as that term is defined in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934) in the aggregate 10% or more of the outstanding shares of the common stock of the Corporation; and (b) any “affiliate” (as that term is defined in Rule 12b-2 under the Securities Exchange Act of 1934) of any such individual, corporation, partnership or other person or entity. Without limitation, any shares of the common stock of the Corporation which any Related Person has the right to acquire pursuant to any agreement, upon exercise of conversion rights, warrants or options or otherwise shall be deemed “beneficially owned” by such Related Person.

(2) The term “Substantial Part” shall mean more than 25 percent of the total assets of the Corporation, as of the end of its most recent fiscal year ending prior to the time the determination is made.

(3) The term “Continuing Director” shall mean any member of the Board of Directors of the Corporation who is unaffiliated with a Related Person and was a member of the Board of Directors prior to the time that the Related Person became a Related Person, and any successor of a Continuing Director who is recommended to succeed a Continuing Directors by a majority of Continuing Directors than on the Board of Directors.

(4) The term “Continuing Director Quorum” shall mean at least two-thirds of the Continuing Directors capable of exercising the powers conferred on them.

D. In addition to Paragraphs (A) through (C) of this Article XV, the provisions of the Ohio General Corporation Law regarding (i) transactions with interested shareholders and (ii) proposed control share acquisitions, as in effect on the date hereof (Chapter 1704 and Section 1701.831 of the Revised Code of Ohio, respectively), shall apply to the Corporation.

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FIRST DEFIANCE FINANCIAL CORP. ATTN: DONALD P. HILEMAN 601 CLINTON STREET P.O. BOX 248 DEFIANCE, OH 43512 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 23, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/fdef2018 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 23, 2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E37138-P02199 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FIRST DEFIANCE FINANCIAL CORP. The Board of Directors recommends you vote FOR the following nominees: 1. Election of Directors Nominees: 01) Robert E. Beach 02) Douglas A. Burgei, D.V.M. 03) Donald P. Hileman 04) Samuel S. Strausbaugh For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposals: 2. To consider and approve a non-binding advisory vote on First Defiance's executive compensation. 3. To consider and approve the First Defiance Financial Corp. 2018 Equity Incentive Plan. 4. To consider and vote on an amendment to the Company’s Articles of Incorporation to remove the supermajority voting standard for amendments to our Code of Regulations (implementation of this Proposal 4 is conditioned upon the approval of Proposal 5). 5. To consider and vote on an amendment to the Company’s Code of Regulations to remove the supermajority voting standard for amendments to our Code of Regulations (implementation of this Proposal 5 is conditioned upon the approval of Proposal 4). For Against Abstain 6. To consider and vote on an amendment to the Company’s Articles of Incorporation to remove the supermajority voting standard for amendments to our Articles of Incorporation. 7. To consider and vote on an amendment to the Company’s Articles of Incorporation to remove the supermajority voting standard for approval of certain business combinations. 8. To consider and vote on a proposal to ratify the appointment of Crowe Horwath LLP as the independent registered public accounting firm for First Defiance for the year 2018. For Against Abstain For address changes and/or comments, please check this box and write them on the back where indicated. NOTE: The undersigned shareholder(s) authorize(s) the individuals designated in this proxy to vote, in their discretion, to the extent permitted by applicable law, upon such other matters as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: First Defiance Financial Corp.'s Notice, Proxy Statement and 2017 Annual Report to Shareholders are available at www.proxyvote.com. Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) E37139-P02199 THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRST DEFIANCE FINANCIAL CORP. ANNUAL MEETING OF SHAREHOLDERS April 24, 2018 at 1:00 p.m., Eastern Time The undersigned hereby appoints the Board of Directors of First Defiance Financial Corp. (the "Company") as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side, all the shares of Common Stock of the Company held of record by the undersigned on February 23, 2018 at the Annual Meeting of Shareholders to be held virtually at www.virtualshareholdermeeting.com/fdef2018, on Tuesday, April 24, 2018, at 1:00 p.m., Eastern Time, and any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side

*** Exercise Your Right to Vote *** Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 24, 2018. FIRST DEFIANCE FINANCIAL CORP. Meeting Information Meeting Type: Annual Meeting For holders as of: February 23, 2018 Date: April 24, 2018 Time: 1:00 PM Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/fdef2018. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/fdef2018 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XX X X (located on the following page). FIRST DEFIANCE FINANCIAL CORP. ATTN: DONALD P. HILEMAN 601 CLINTON STREET P.O. BOX 248 DEFIANCE, OH 43512 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E37140-P02199

E37141-P02199 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 10, 2018 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods FIRST DEFIANCE FINANCIAL CORP.'S NOTICE PROXY STATEMENT 2017 ANNUAL REPORT Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/fdef2018. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items 2. To consider and approve a non-binding advisory vote on First Defiance's executive compensation. 5. To consider and vote on an amendment to the Company’s Code of Regulations to remove the supermajority voting standard for amendments to our Code of Regulations (implementation of this Proposal 5 is conditioned upon the approval of Proposal 4). 6. To consider and vote on an amendment to the Company’s Articles of Incorporation to remove the supermajority voting standard for amendments to our Articles of Incorporation. 7. To consider and vote on an amendment to the Company’s Articles of Incorporation to remove the supermajority voting standard for approval of certain business combinations. 8. To consider and vote on a proposal to ratify the appointment of Crowe Horwath LLP as the independent registered public accounting firm for First Defiance for the year 2018. 3. To consider and approve the First Defiance Financial Corp. 2018 Equity Incentive Plan. 4. To consider and vote on an amendment to the Company’s Articles of Incorporation to remove the supermajority voting standard for amendments to our Code of Regulations (implementation of this Proposal 4 is conditioned upon the approval of Proposal 5). 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following nominees: The Board of Directors recommends you vote FOR the following proposals: 01) Robert E. Beach 02) Douglas A. Burgei, D.V.M. 03) Donald P. Hileman 04) Samuel S. Strausbaugh E37142-P02199

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